                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]



Check the appropriate box:


[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission
      Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Under Rule 14a-12


                             emailthatpays.com, Inc.
                             -----------------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1) Amount Previously Paid:
         2) Form, Schedule or Registration Statement No.:
         3) Filing Party:
         4) Date Filed:

                             emailthatpays.com, Inc.
                               428 west 6th Avenue
                              Vancouver, BC V5Y 1L2


Dear Stockholder,

         You are cordially invited to attend the Annual Meeting of Stockholders of emailthatpays.com, Inc. (the "Company") to be held on May 2, 2002 at 10:00 a.m. local time at 428 West 6th Avenue, Vancouver BC.

         The matters expected to be acted upon at the meeting are described in detail in the following Notice of the Annual Meeting of Stockholders and Proxy Statement.

         Whether you plan to attend the Annual Meeting or not, it is important that you promptly complete, sign, date and return the enclosed proxy card. This will ensure your proper representation at the Annual Meeting.

                                            Sincerely,

                                            /s/ Daniel Hunter

                                            Daniel Hunter
                                            Chief Executive Officer























Vancouver, British Columbia
April 9, 2002
                             emailthatpays.com, Inc.
                               428 West 6th Avenue
                              Vancouver BC V5Y 1L2

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD ON MAY 2, 2002

To the Stockholders of emailthatpays.com, Inc.:

         Notice is hereby given that the Annual Meeting of Stockholders of emailthatpays.com, Inc., a Florida corporation (the "Company"), will be held on May 2, 2002 at 10:00 a.m. local time at 428 West 6th Avenue, Vancouver BC, for the following purpose:

         1. To elect 3 directors to serve for the ensuing year and until their successors are elected.

         2. To ratify the selection of KPMG as independent auditors of the Company for the fiscal year ending December 31, 2002.

         3. To approve the merger of the Company with and into Forge, Inc. a wholly-owned Delaware subsidiary of the Company, the effect of which will be to:

                  o change the Company's name from emailthatpays.com, Inc. to Forge, Inc.;
                  o change the Company's state of incorporation from Florida to Delaware; and
                  o effect a reverse stock split of the Company's outstanding common stock by setting an exchange ratio, as determined by the Company's Board of Directors, in the merger of up to 20 shares of the Company's common stock for one share of Forge, Inc.'s common stock.

         4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on April 8, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof. A list of such stockholders will be available for inspection at the principal office of the Company.

         All stockholders are cordially invited to attend the Annual Meeting. However, to ensure your representation, you are requested to complete, sign, date and return the enclosed proxy as soon as possible in accordance with the instructions on the proxy card. A return addressed envelope is enclosed for your convenience. Any stockholder attending the Annual Meeting may vote in person even though the stockholder has returned a proxy previously. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                            By Order of the Board of Directors

                                            /s/ Donald James MacKenzie

                                            Donald James MacKenzie
                                            President and Secretary
Vancouver, British Columbia
April 9, 2002

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                                   MAY 2, 2002

         The enclosed proxy is solicited on behalf of the Board of Directors of emailthatpays.com, Inc., a Florida corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on May 2, 2002, at 10:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting.

         The Annual Meeting will be held at the Company's principal executive offices at 428 West 6th Avenue, Vancouver BC V5Y 1L2. The Company intends to mail this Proxy Statement and accompanying proxy card on or about April 9, 2002 to all stockholders entitled to vote at the Annual Meeting.

Voting Rights and Outstanding Shares

         Only holders of record of the Company's common stock (the "Company's Common Stock") at the close of business on April 8, 2002, the record date, will be entitled to notice of and to vote at the Annual Meeting. The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of the Company's Common Stock issued and outstanding on the record date. At the close of business on April 8, 2002, the record date, 10,301,757 shares of the Company's Common Stock were issued and outstanding.

         Each holder of record of the Company's Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

         The inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes, will tabulate all votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

Revocability of Proxies

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 428 West 6th Avenue, Vancouver BC V5Y 1L2, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The following table sets forth information as of April 8, 2002 concerning the ownership of the Company's Common Stock by (i) each stockholder of the Company known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock, (ii) each person who has been a Director or "Named Executive Officer" of the Company since the beginning of the last fiscal year and (iii) all current Directors and Named Executive Officers of the Company as a group. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power of such shares. No person listed below has any option, warrant or other right to acquire additional securities of the Company except as otherwise noted.

Security Ownership Table
------------------------

     Name and Address of                     Amount and Nature of
     Beneficial Owner (1)                     Beneficial Owner             Percent of Class
     --------------------                     ----------------             ----------------

     Daniel Hunter (2)                             2,568,055 (3)                 24.8

     Donald James MacKenzie                        1,568,056 (3)                 15.1

     Brian Cobbe                                      20,000                       *

     All named executive officers and              4,156,111                     39.8
     directors as a group

(1) Unless otherwise indicated, the business address of all beneficial owners is 428 West 6th Avenue, Vancouver, BC V5Y 1L2.

(2) Includes 1,749,999 shares held by Camino Enterprises Ltd. Mr. Hunter is the sole shareholder of Camino Enterprises Ltd.

(3) Includes 68,056 shares which the holder has the right to acquire within 60 days upon the exercise of stock options.

*        Represents less than one percent of the class.


                                 PROPOSAL NO. 1:
                              ELECTION OF DIRECTORS

         At the meeting, three directors will be elected to hold office until the 2003 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified. The Board of Directors has nominated each of the persons set forth below to serve as members of the Board of Directors. Each of the nominees is currently serving as a Director, and each has indicated a willingness to continue serving as a Director. Should any nominee become unavailable to accept election as a Director, the persons named in the enclosed proxy will vote the shares which they represent for the election of such other person as the Board of Directors may recommend, unless the Board of Directors otherwise reduces the number of Directors.

Nominees

         The names of the nominees and certain information about them are set forth below:

Name                          Age        Position Held with the Company

Daniel Hunter                 43         Chief Executive Officer, Director

Donald James MacKenzie        45         President and Secretary, Director

Brian Cobbe                   46         Vice-President, Director

Mr. Hunter was appointed the Company's Chief Executive Officer and a Director in October 1999. In July 1999, Mr. Hunter was appointed Chief Executive Officer and a Director of emailthatpays.com, a Nevada company, ("email Nevada") which became a subsidiary of the Company in October 1999. Since September 1998, Mr. Hunter has been the Chief Executive Officer and a Director of Coastal Media Group Ltd., a 100% owned subsidiary of the Company. From 1993 to 1998, Mr. Hunter was an account executive and Partner at Canaccord Capital and has participated in the financing of numerous private and public companies.

Mr. MacKenzie was appointed the Company's President, Secretary, and a Director in October 1999. Mr. MacKenzie has been the Secretary, Treasurer, and a Director of email Nevada since its inception in June 1998. From 1990 to 1998, Mr. MacKenzie was a senior account executive at BCTV, a major local television station in Vancouver.

Mr. Cobbe was appointed the Company's Vice-President and a Director on December 17, 2001. Since August 2001, Mr. Cobbe has been the President of Coastal Media Group Ltd., a subsidiary of the Company. Mr. Cobbe has over 20 years experience as an advertising executive, the last twelve years with Palmer Jarvis DDB.

Vote Required

         A plurality of the votes cast at the meeting is required to elect each nominee as a Director. Unless authority to vote for any of the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as Directors of such nominees.

         Proxies cannot be voted for more than the three named nominees. The three candidates receiving the highest number of affirmative votes cast at the meeting will be elected Directors of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.

Committees of the Board of Directors and Meetings

         The Board of Directors currently performs the functions of the audit, nominating and compensation committees.

         During the 2001 fiscal year, the Board of Directors held no meetings and took action by unanimous written consent on five occasions.

Compensation of Directors

         The Company's Directors do not receive compensation for their services as Directors or members of Committees of the Board of Directors.

Executive Officers

         The names of, and certain information regarding, executive officers of the Company are set forth below. The executive officers serve at the pleasure of the Board of Directors and the Chief Executive Officer.

Name                            Age          Title
----                            ---          -----

Daniel Hunter                   43           Chief Executive Officer, Director

Donald James MacKenzie          45           President and Secretary, Director

Brian Cobbe                     46           Vice-President, Director


         The biographies of Messrs. Hunter, MacKenzie and Cobbe are set forth above under the heading Nominees in Proposal No. 1: Election of Directors.

Executive Compensation

         The following Summary Compensation Table sets forth the cash compensation and certain other components of the compensation received by the person serving in the capacity as the Company's Chief Executive Officer and the two most highly compensated executive officer whose total compensation in 2001 exceeded $100,000 (the "Named Executive Officers").

                                         Annual Compensation                              Long-Term Compensation
                                         -------------------                              ----------------------
                                                                                  Awards                      Payouts
                                                                         --------------------------    ------------------------
                                                                                      Securities
                                                         Other Annual    Restricted   Underlying       LTIP        All Other
                     Year      Salary         Bonus      Compensation    Stock Award  Options / SAR    Payouts    Compensation
                     ----      ------         -----      ------------    -----------  -------------    -------    ------------
Daniel Hunter        2001      $145,311 (2)     -             -               -                            -      -
Chief Executive
Officer              2000      $146,455         -             -               -       35,000               -      -
                     1999      $89,584                                                70,000

Donald James         2001      $134,045         -             -               -                            -      $2,342 (1)
MacKenzie                      (2)
President            2000      $122,700         -             -               -       35,000               -      $2,488 (1)
                     1999      $103,684                                               70,000                      $776 (1)

(1)      Term life insurance premium paid by the Company.
(2) Mr. Hunter and Mr. MacKenzie have each voluntarily deferred payment of $16,146 of salary pending receipt of additional funding from external sources.

Stock Option Grants and Exercises

         There were no stock options granted in this last completed fiscal year to the executive officers named in the Summary Compensation Table.


         The following Aggregate Options / SAR Exercises in and Fiscal Year-End Option / SAR Value Table provides information concerning each exercise of stock options (or tandem SARs) and freestanding SARs during the last completed fiscal year by the executive officers named in the Summary Compensation Table and the fiscal year-end value of unexercised options and SARs.

                           Aggregate Options / SAR Exercises in and Fiscal Year-End Option / SAR Value Table
                           ---------------------------------------------------------------------------------

                                                           Number of
                                                           Securities
                                                           Underlying            Value of
                                                           Unexercised           Unexercised
                                                           Options/SARs At       In-the-Money Options/
                           Shares                          FY-End (#)            SARs at FY-End ($)
                           Acquired On        Value        Exercisable/          Exercisable/
                           Exercise           Realized     Unexercisable         Unexercisable
                           --------           --------     -------------         -------------
Daniel Hunter              -                  -            62,223 / 42,777       0/0  (1)

Donald James MacKenzie     -                  -            62,223 / 42,777       0/0  (1)


         (1) FY-End Option/SAR Values based on exercise prices of $5.75 per share for 70,000 options and $1.35 per share for 35,000 options and 12-31-01 closing price of $0.24 per share.

Certain Relationships and Related Transactions

         As presented in the following table, Mr. Hunter, our Chief Executive Officer, has advanced funds to us for working capital purposes through Camino Enterprises Ltd, a company of which he is the sole shareholder.

                                   December 31, 2001     December 31, 2000        December 31, 1999

        Controlled company                  $129,549               $60,020               $146,804
                Stockholder                 $368,873                                       55,667
                                            --------               -------               --------
                                            $498,422               $60,020               $ 91,137

         The advances from Camino Enterprises Ltd. are unsecured, bear interest at an annual rate of 7% and have no set terms of repayment.

         On July 4, 2001 the Company completed a private placement of five units. The five units were issued for an aggregate purchase price of $333,335 and consisted of an aggregate of 1,666,665 shares of Common Stock and warrants to purchase an aggregate of 1,666,6665 shares of Common Stock; three units, consisting of an aggregate of 999,999 shares and an equal number of warrants were issued to Camino Enterprises Ltd; one unit, consisting of 333,333 shares and an equal number of warrants, was issued to a third party and the proceeds received by the Company were used to repay $66,667 of debt owed to Camino Enterprises and Mr. Hunter; one unit, consisting of 333,333 shares and an equal number of warrants, was issued to another third party partially in exchange for the cancellation of $52,000 of debt owed to such third party and partially upon receipt of $14, 667; the $14,667 was used to repay $14,667 of debt owed to Camino Enterprises Ltd. and Mr. Hunter. The warrants had a term of six months, expired on January 4, 2002 and were not exercised.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires our directors, certain of our officers and persons who own more than ten percent of the Company's Common Stock (collectively the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish us with copies of these reports.

         Based on representations received from Reporting Persons and upon review of Form 3 and 4 filings, all filings required to be made by the Reporting Persons for the year 2001 were made in a timely manner, except for one filing by Mr. Cobbe with respect to him becoming a Reporting Person and one filing by Mr. Hunter with respect to one transaction which were filed late.

                                 PROPOSAL NO. 2:
                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed KPMG LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2002. The Board of Directors proposes that the stockholders ratify this appointment. KPMG LLP has audited the Company's financial statements annually since its inception in 1998. The Company expects that representatives of KPMG will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Audit Fees

         Audit fees billed or expected to be billed to the Company by KPMG for the audit of the Company's financial statements for the fiscal year ended December 31, 2001 and for reviews of the Company's financial statements included in the Company's quarterly reports on Form 10-Q for the last fiscal year totaled $22,040.

Financial Information Systems Design and Implementation Fees

         No fees were billed or expected to be billed to the Company by KPMG for services provided during the last fiscal year for the design and implementation of financial information systems.

All Other Fees

         Fees billed or expected to be billed to the Company by KPMG for all other non-audit services, including tax-related services, provided during the last fiscal year totaled $5,510.

         The Board of Directors has considered whether the provision of the non-audit related services listed above is compatible with maintaining KPMG's independence.

         In the event that stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors determines that such a change would be in the Company's and its stockholders' best interests.

Vote Required

         The affirmative vote of a majority of the votes cast affirmatively or negatively at the meeting, whether in person or by proxy, is required to ratify the appointment of the independent public accountants.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP TO SERVE AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.


                                 PROPOSAL NO. 3:
               MERGER OF EMAILTHATPAYS.COM, INC. INTO FORGE, INC.

                                  Introduction

         For the reasons set forth below, the Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the Company's state of incorporation from Florida to Delaware (the "Reincorporation"). The Board of Directors has approved the Reincorporation, which will be effected pursuant to the Merger Agreement described below (as described below, the Board of Directors has not yet set the exchange ratio). Under the Merger Agreement, the Company will be merged with and into its newly formed Delaware subsidiary, Forge, Inc. ("Forge"). Upon the effectiveness of the Reincorporation, Forge will continue to operate the Company's business, the Company's business under the name Forge, Inc., with the same directors and officers and the Company will cease to exist. Each shareholder of the Company will hold the same percentage interest in Forge as such shareholder holds in the Company.

         The number of shares of Company Common Stock that shall be exchanged to receive one new share of Forge common stock ("Forge Common Stock") has not yet been determined. The Board of Directors is requesting that the shareholders of the Company grant the Board of Directors authority to establish an exchange ratio of up to twenty shares of Company Common Stock for each new share of Forge Common Stock. This means that the Reincorporation would effectively include up to a twenty for one reverse stock split. The Board of Directors may determine with discretion, that it is in the best interest of the Company and the shareholders to set the exchange ratio such that fewer shares of Company Common Stock shall be exchanged to receive one new share of Forge Common Stock. Following approval of the Reincorporation, the Board of Directors will determine the exact exchange ratio.

         Under Florida law, the affirmative vote of a majority of the outstanding shares of the Company's Common Stock is required for approval of the Reincorporation. Approval of the Reincorporation proposal will constitute approval of the Plan of Merger between the Company and Forge (the "Merger Agreement"). A copy of the Merger Agreement is attached hereto as Exhibit A. The Merger Agreement (except for the final exchange ratio) has been approved by the Board of Directors of the Company and the Board of Directors of Forge. If approved by the shareholders, it is anticipated that the merger will become effective as soon as practicable (the "Effective Date") following the Annual Meeting. However, pursuant to the Merger Agreement, the merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date if, in the opinion of the Board of Directors of either the Company or Forge, circumstances arise which make it inadvisable to proceed under the original terms of the Merger Agreement.

         Shareholders of the Company have the right under the Florida Business Corporation Act (the "FBCA") to dissent from the Reincorporation merger, as determined under the FBCA. See "Appraisal Rights of Dissenting Shareholders" below.

                     Procedures for Proposed Reincorporation

         Upon approval of the Reincorporation, each holder of an outstanding certificate theretofore representing Company Common Stock will be requested to surrender such certificate to StockTrans, Inc. as the exchange agent (the "Exchange Agent"). As soon as practicable after the surrender to the Exchange Agent of any certificate which prior to the Reincorporation represented shares of the Company's Common Stock, together with a duly executed transmittal letter and any other documents the Exchange Agent may specify, the Exchange Agent shall deliver to the person in whose name such certificate has been issued certificates registered in the name of such person representing the number of full shares of Forge Common Stock into which the shares of Company Common Stock previously represented by the surrendered certificate shall have been reclassified. Until surrendered as contemplated by the preceding sentence, each certificate which immediately prior to the reverse stock split represented any shares of the Company's Common Stock shall be deemed at and after the Reincorporation to represent the number of full shares of Forge Common Stock contemplated by the preceding sentence.

         No certificates or scrip representing fractional shares of Forge Common Stock shall be issued in connection with the Reincorporation. Instead, stockholders holding a number of shares of the Company's Common Stock not evenly divisible by the exchange ratio, and stockholders holding less than the exchange ratio of shares of the Company's Common Stock, upon surrender of their old certificates, will receive cash in lieu of fractional shares of Forge Common Stock. The price payable by the Company will be determined by multiplying the fraction of a share of new Forge Common Stock by the closing price for that number of shares as determined by the Board of Directors of the Company's Common Stock on the effective date of the Reincorporation for which transactions in the Company's Common Stock are reported, as reported by the Nasdaq Over the Counter Bulletin Board.

               Principal Reasons for the Proposed Reincorporation

         As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

Prominence, Predictability and Flexibility of Delaware Law.

         Delaware has for many years followed a policy of encouraging incorporation in that state and has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. The Delaware courts have developed considerable expertise in dealing with corporate law issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

Reverse Stock Split

         The Board of Directors believes that the current per-share market price of the existing Common Stock of the Company may impair the acceptability of the Company's Common Stock to certain institutional investors and other members of the investing public. Theoretically, the number of shares outstanding should not, by itself, affect the marketability of the stock, the type of investor who acquires it, or the Company's reputation in the financial community. In practice this is not necessarily the case, as certain investors view low-priced stock as unattractive or, as a matter of policy, are precluded from purchasing low-priced stock because of the greater trading volatility sometimes associated with such securities. There can be no assurance that the reverse stock split will not adversely impact the market price of the Company's Common Stock, that the marketability of the Company's Common Stock will improve as a result of the reverse stock split or that the reverse stock split will otherwise have any of the effects described herein.

         The Board of Directors may consider a variety of factors in determining the exchange ratio in the Reincorporation, including overall trends in the stock market, recent changes and anticipated trends in the per share market price of the Company's Common Stock, business developments and the Company's actual and projected financial performance.

Increased Ability to Attract and Retain Qualified Directors

         Both Florida and Delaware law permit a corporation to include a provision in its charter document which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than Florida law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than Florida law.

Well Established Principles of Corporate Governance

         There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board of Directors under the business judgment rule. The Company believes that its shareholders will benefit from the well-established principles of corporate governance that Delaware law affords.

         The Reincorporation proposal will effect a change in the Company's name, the legal domicile of the Company and certain other changes of a legal nature, certain of which are described in this Proxy Statement. The directors who are elected at this Annual Meeting will become the directors of Forge.

         Prior to the Effective Date of the merger, the Company will obtain any requisite consents to such merger from parties with whom it may have contractual arrangements. As a result, the Company's rights and obligations under such contractual arrangements will continue and be assumed by Forge

Vote Required

         Approval of the Reincorporation proposal will require the affirmative vote of the majority of outstanding shares of the Company on the Record Date entitled to vote on the proposal. Approval of the Reincorporation proposal will also constitute approval of (i) the Merger Agreement, (ii) the name change of the Company from emailthatpays.com, Inc. to Forge, Inc., (iii) the effective reverse stock split of up to twenty shares of Company Common Stock for each new share of Forge Common Stock, (iv) the Certificate of Incorporation and Bylaws of Forge, (iii) the assumption by Forge of all of the rights and obligations of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSED REINCORPORATION IN DELAWARE

                       Comparative Rights Of Shareholders

         The following is only a summary of the differences between the rights of a shareholder under the FBCA and the Delaware General Corporation Law ("DGCL") and is qualified in its entirety by the FBCA, DGCL, the Articles of Incorporation (the "Articles") and Bylaws of the Company and the Certificate of Incorporation (the "Certificate"), a copy of which is attached hereto as Exhibit B and Bylaws, a copy of which is attached hereto as Exhibit C, of Forge, which may be modified by the Board of Directors prior to adoption at the Annual Meeting.

         Under the Plan of Merger, the Company's shareholders whose rights are currently governed by Florida law will, upon the exchange of their shares pursuant to the merger, become holders of shares in Forge and their rights as such will be governed by Delaware law, under Forge's Certificate and Bylaws. The material differences between the rights of holders of the shares in the Company and shares in Forge, which result from differences in their governing corporate documents and differences in Delaware and Florida corporate law, are summarized below.

Appraisal Rights Of Dissenting Shareholders

         The FBCA provides that any shareholder of a corporation generally has the right to dissent from, and obtain payment of the fair value of their shares in the event of a merger, share exchange, a sale or exchange of all or substantially all the property of the corporation other than in the ordinary course of its business, or any amendment to the corporation's articles of incorporation that adversely affects such shareholder, provided such shareholder otherwise complies with the requirements of Florida law and does not vote in favor of the proposed action.

         Unless the articles of incorporation otherwise provide (which the Company's do not), a shareholder does not have dissenters' rights with respect to a plan of merger or share exchange or a proposed sale or exchange of property where shares of the Company's stock are either (i) registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by National Association of Securities Dealers, Inc. (the "NASD") or (ii) held of record by not fewer that 2,000 shareholders.

         As the Company does not qualify for such an exception, the Company's shareholders will be entitled to dissenters' rights pursuant to the merger.

         Under the DGCL, a stockholder of a Delaware corporation is generally entitled to demand appraisal and obtain payment of the judicially-determined fair value of his or her shares in the event of any plan of merger or consolidation to which the corporation, is a party, provided such stockholder continuously holds such shares through the effective date of the merger and otherwise complies with the requirements of Delaware law for the perfection of appraisal rights and does not vote in favor of the merger.

         Such appraisal rights are not available, however, when shares of the corporation's stock are either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the NASD or (ii) held of record by more than 2,000 holders. In addition, appraisal rights are not available for any shares of stock of the constituent corporation surviving the merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation. Notwithstanding the above, appraisal rights are available for the shares of any class or series of stock of a Delaware corporation if the holders thereof are required by the terms of an agreement of merger or consolidation to accept for their stock anything except: (i) shares of stock of the corporation surviving or resulting from the merger or consolidation; (ii) shares of stock of any other corporation, or depository receipts in respect thereof, which at the effective date of the merger or consolidation will be listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the NASD or held of record by more than 2,000 stockholders;
(iii) cash in lieu of fractional shares of the corporations described in (i) and
(ii); or (iv) any combination of the shares of stock, depository receipts and cash in lieu of fractional shares described in (i), (ii) and (iii).

         Forge's Certificate does not contain any provision relating to stockholder appraisal rights. As Forge does not qualify for an exception to appraisal rights, its stockholders are generally entitled to appraisal rights under the DGCL.

Authorized Capital

         The Company's Articles provide for authorized stock consisting of 100,000,000 shares of common stock, $0.005 par value and 2,000,000 shares of preferred stock, $0.01 par value.

         Forge's Certificate provides for authorized stock consisting of 18,000,000 shares of common stock, $0.001 par value and 2,000,000 shares of preferred stock, $0.001 par value.

Election And Size Of Board Of Directors

         The FBCA requires that a board of directors consist of one or more natural persons, with the number specified in or in accordance with the corporation's articles of incorporation or Bylaws, that are elected at each annual shareholder meeting, unless their terms are staggered. The number of directors may be increased or decreased from time to time by amendment to, or in the manner provided in, the articles of incorporation or the Bylaws. If authorized in the articles of incorporation, the FBCA permits staggered boards of directors of up to three (3) separate classes. Under Florida law, shareholders do not have cumulative voting unless the articles of incorporation so provide.

         The Company's Articles state that it will have not less than one (1) Director and the number of Directors may be increased from time to time by Bylaws adopted by the Directors or the Shareholders, and do not provide for cumulative voting. The Company's Bylaws provide that the number of Directors may be increased or decreased from time to time by amendment to the Bylaws. Directors must also be natural persons who are 18 years of age or older, but need not be residents of the State of Florida.

         Under the DGCL, directors, unless their terms are staggered in the form of a classified board of directors, are elected at each annual stockholder meeting. The certificate of incorporation may authorize the election of certain directors by one (1) or more classes or series of shares, and the certificate of incorporation, an initial Bylaw or a Bylaw adopted by a vote of the stockholders may provide for staggered terms for the directors. The certificate of incorporation or the Bylaws also may allow the stockholders or the board of directors to fix or change the number of directors, but a corporation must have at least one (1) director. Under Delaware law, stockholders do not have cumulative voting rights unless the certificate of incorporation so provides.

         Forge's Certificate provides that the board of directors will be comprised of three (3) initial directors and does not provide for cumulative voting. The initial directors will serve until the first annual meeting of the stockholders and until their successors are elected and qualified. Forge Inc.'s Bylaws provide that the board of directors will consist initially of three (3) directors, who need not be stockholders, and, thereafter, will consist of such number as may be fixed from time to time by resolution of the board of directors. The directors will also be elected at the annual meeting of the stockholders and will hold office until their successors are elected and qualified or until their earlier resignation or removal.

Removal Of Directors

         The FBCA entitles shareholders to remove directors either for cause or without cause, unless the articles of incorporation provide that removal may be for cause only. Directors elected by a particular voting group may only be removed by the shareholders of that voting group. The Company's Articles and Bylaws do not contain any statements relating to the removal of directors either for cause or without cause.

         Under the DGCL, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote. Whenever the holders of a class or series of stock are entitled to elect one (1) or more directors by the certificate of incorporation, however, a vote of the holders of outstanding shares of that class or series of stock will be entitled to remove the director or directors so elected and not a vote of all outstanding shares as a whole. Forge's Bylaws provide that any director may be removed, with or without cause, by the holders of a majority of the shares of capital stock entitled to vote at an election of directors, either by written consent or at any special meeting of the stockholders called for that purpose, and the office of such director will become vacant.

Vacancies On The Board Of Directors

         The FBCA provides that, unless the articles provide otherwise, vacancies arising on the board of directors may be filled by a majority of the remaining directors, even if no quorum remains, or by the shareholders. When directors are divided into classes, vacancies may be filled by the shareholders or, if at least one (1) director remains in the class, by the remaining directors of that class. Where a vacancy will be known to occur at some point in the future, it may be filled in advance, although the new director will not take office until the vacancy actually occurs. The Company's Articles do not contain any additions to these statutory provisions. The Company's Bylaws state that whenever a vacancy occurs on a board of directors, including a vacancy resulting from an increase in the number of directors, it may be filled by the affirmative vote of a majority of the remaining directors.

         Under the DGCL, a majority of the directors of a corporation then in office, although less than a quorum, may fill any vacancy on the board of directors, including vacancies resulting from an increase in the number of directors. Forge's Bylaws also provide that vacancies on the board of directors will be filled by a majority of the directors then in office though less than a quorum. The stockholders removing any director, however, may at the time fill any such vacancy caused by such removal. Furthermore, if the directors fail to fill any vacancy, the stockholders may at any special meeting called for that purpose fill such vacancy. Any person elected to fill a vacancy will hold office, subject to the right of removal as provided for in the Bylaws, until his or her successor is elected and qualified.

Action By Written Consent

         The FBCA allows shareholders or all of the directors to take action without a meeting through the use of a written consent, unless provided otherwise in the article of incorporation. The FBCA provides that actions of shareholders required or permitted to be at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, if a consent or consents in writing, setting forth the action so taken, is dated and signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted with respect to the subject matter thereof and such consent is delivered to the Company within 60 days of the earliest dated consent. Within ten (10) days after obtaining such authorization by written consent, notice must be given to those shareholders who have not consented in writing or who are not entitled to vote on the action. The FBCA also allows that any action required or permitted to be taken at a meeting of the board of directors or committee thereof to be taken without a meeting if a consent in writing, setting forth the action taken, is signed by all the members of the board of directors or the committee. The Company's Articles or Bylaws do not contain any additions to these statutory provisions.

         DGCL provides that, unless limited by the certificate of incorporation, any action that could be taken by stockholders at any annual or special meeting of such stockholders may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and delivered to the corporation. Prompt notice of an action taken by written consent which is not unanimous is required to be given to those stockholders who have not consented in writing. Delaware law also provides that any action required or permitted to be taken at any meeting of the board of directors, or at any committee thereof, may be taken without a meeting if all the members of the board of directors or committee, as the case may be, consent thereto, in writing, and the writing or writings are filed with the minutes of the proceedings of the board of directors or committee. Forge's Certificate and Bylaws do not contain any additions to these statutory provisions.

Amendments To Charter

         Under the FBCA, amendments to the corporate charter require the approval of a majority of the shareholders entitled to vote thereon. The Company's Articles do not contain any additions to these statutory provisions.

         Under the DGCL, unless a higher vote is required in the certificate of incorporation, an amendment to the certificate of incorporation of a corporation may be approved by a majority of the outstanding shares entitled to vote upon the proposed amendment.

Amendments To Bylaws

         Under the FBCA, Bylaws may be amended by the directors or the shareholders unless (i) the articles of incorporation expressly provide that only shareholders may do so, or (ii) the shareholders provide that they may not be amended or repealed by the directors. The Company's Articles do not contain any additions to these statutory provisions. The Company's Bylaws provide that the directors may amend or repeal the Company's Bylaws unless the FBCA reserves the power to amend a particular bylaw provision exclusively to the shareholders.

         The DGCL provides that a corporation's Bylaws may be amended by that corporation's stockholders, or, if so provided in the corporation's certificate of incorporation, the power to amend the corporation's Bylaws may also be conferred on the corporation's directors. Forge's Certificate gives its directors the authority to make, alter or repeal the Bylaws of the corporation. Forge's Bylaws provide that the board of directors will have the power to make, rescind, alter, amend and repeal the Bylaws, provided however, that the stockholders will have the power to rescind, alter, amend or repeal any Bylaws made by the board of directors and to enact Bylaws, which if so expressed, will not be rescinded, altered, amended or repealed by the Board of Directors.

Quorum for Shareholder Meetings and Shareholder Voting Requirements

         Under the FBCA, unless otherwise provided in a corporation's certificate of incorporation, a majority of the votes entitled to be cast on a matter by a voting group constitutes a quorum of that voting group for action on that matter. If a quorum exists, action on a matter by a voting group (other than the election of directors) is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the articles of incorporation or this act requires a greater number of affirmative votes. The Company's Articles do not contain any additions to these statutory provisions.

         Under the DGCL, unless otherwise provided in a corporation's certificate of incorporation or its Bylaws, a majority of shares entitled to vote on a matter constitutes a quorum at a meeting of stockholders, but in no event may a quorum consist of less than one-third (1/3) of the shares entitled to vote on such matter. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter will be the act of the stockholder. Forge's Bylaws state that any number of stockholders, together holding at least one-third (1/3) of the capital stock of the corporation issued and outstanding and entitled to vote, who are present in person or represented by proxy at any meeting duly called, constitute a quorum for the transaction of business. At all meetings of stockholders, all matters, except as otherwise provided by statute, will be determined by the affirmative vote of the majority of shares present in person or by proxy and entitled to vote on the subject matter.

Proxies

         Under the FBCA, a proxy is effective only for a period of eleven (11) months, unless otherwise provided in the proxy. The Company's Articles and Bylaws do not contain any additions to these statutory provisions.

         Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three (3) years, unless the proxy provides for a longer period. Forge's Certificate and Bylaws do not contain any additions to these statutory provisions.

Special Meetings Of Shareholders

         Under the FBCA, a special meeting of shareholders may be called by a corporation's board of directors or any other person authorized to do so in the articles of incorporation or Bylaws. Special meetings may also be called on demand of at least 10% of all shares eligible to vote on the matter to be considered, although this percentage may be increased in the articles of incorporation to a maximum of 50%. Only business within the purpose of the special meeting notice may be conducted at such meeting. The Company's Articles and Bylaws do not provide any additions to these statutory provisions.

         The DGCL provides that special meetings of the stockholders of a corporation may be called by the corporation's board of directors or by such other persons as may be authorized in the corporation's certificate of incorporation or Bylaws. Forge's Bylaws provide that special meetings of stockholders for any purpose may be called at any time by the board of directors or by the chief executive officer, and will be called by the chief executive officer at the request of the holders of a majority of the outstanding shares of capital stock entitled to vote. Also, at a special meeting, no business will be transacted and no corporate action will be taken other than that stated in the notice of the meeting.

Vote On Extraordinary Corporate Transactions

         Under the FBCA, and subject to certain exceptions (including those described in "Business Combination Restrictions"), the approval of a merger or share exchange, plan of liquidation or sale of all or substantially all of a corporation's assets other than in the regular course of business requires the recommendation of the corporation's board of directors and an affirmative vote of a majority of the shareholders eligible to vote thereon. The foregoing provisions apply to the Company. The Company's Articles and Bylaws do not contain any additions to these statutory provisions.

         The DGCL provides that, unless otherwise specified in a corporation's certificate of incorporation or unless the provisions of Delaware law relating to business combinations discussed below under "Business Combination Restrictions "are applicable, a sale or other disposition of all or substantially all of the corporation's assets, a merger or consolidation of the corporation with another corporation or a dissolution of the corporation requires the affirmative vote of the board of directors, except in certain limited circumstances, in addition to, with certain exceptions, the affirmative vote of a majority of the outstanding stock entitled to vote thereon. The foregoing provisions apply to Forge. Forge's Certificate does not contain any additions to these statutory provisions.

Inspection Of Documents

         Under the FBCA, a shareholder is entitled to (i) inspect and copy the articles of incorporation, (ii) Bylaws, (iii) certain board and shareholder resolutions, (iv) certain written communications to shareholders, (v) a list of the names and business addresses of the corporation's directors and officers, and (vi) the corporation's most recent annual report during regular business hours, if the shareholder gives at least five (5) business days prior written notice to the corporation before the dated he or she wishes to inspect and copy. In addition, a shareholder of a Florida corporation is entitled to inspect and copy other books and records of the corporation during regular business hours if the shareholder gives at least five (5) business days prior written notice to the corporation and (i) the shareholder's demand is made in good faith and for a proper purpose, (ii) the demand describes with particularity its purpose and the records to be inspected or copied and (iii) the requested records are directly connected with such purpose. The FBCA also provides that a corporation may deny any demand for inspection if the demand was made for an improper purpose or if the demanding shareholder (i) has, within two (2) years preceding such demand, sold or offered for sale any list of shareholders of the corporation or any other corporation, (ii) has aided or abetted any person in procuring a list of shareholders for such purpose or (iii) has improperly used any information secured through any prior examination of the records of the corporation or any other corporation.
The Company's Articles does not contain any additions to these statutory provisions.

         The DGCL allows any stockholder, upon written demand under oath stating the purpose thereof, the right during the usual hours for business to inspect for any proper purpose the corporation's (i) stock ledger, (ii) a list of its stockholders, and (iii) its other books and records, and to make copies or extracts therefrom. A proper purpose means a purpose reasonably related to such person's interest as a stockholder. If the corporation refuses to permit inspection sought by a stockholder or does not reply to the demand within five
(5) business days after the demand has been made, the stockholder may apply to a court for an order to compel inspection. Forge's Articles or Bylaws do not contain any additions to these statutory provisions.

Dividends

         The FBCA permits a corporation's board of directors to make distributions to its shareholders as long as (i) the corporation is able to pay its debts as they become due in the ordinary course of business or (ii) its total assets are greater than the sum of its total liabilities plus the amount that would be necessary to satisfy the preferred shareholders upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. Under the FBCA, a corporation's redemption of its own capital stock is deemed to be a distribution. The Company's Bylaws provide that the Board of Directors may authorize and the Company may make distributions to its shareholders subject to restriction by the Company's Articles.

         Subject to any restrictions contained in a corporation's certificate of incorporation, the DGCL generally provides that a corporation may declare and pay dividends out of "surplus" (defined as the excess, if any, of net assets (total assets less total liabilities) over capital) or, when no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, except that dividends may not be paid out of net profits if the capital of the corporation is less than the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In accordance with the DGCL, "capital" is determined by the board of directors and will not be less than the aggregate par value of the outstanding capital stock of the corporation having par value.

         Forge's Certificate states that subject to any preferential rights granted for any series of preferred stock, the holders of shares of Forge Common Stock will be entitled to receive dividends, out of the funds of the corporation legally available therefor, at the rate and at the time or times, whether cumulative or noncumulative, as may be provided by the board of directors. The holders of shares of the preferred stock will be entitled to receive dividends to the extent provided in Forge's Certificate or by the board of directors in designating the particular series of preferred stock, and the holders of shares of Forge Common Stock will not be entitled to receive any dividends other than the dividends referred to in Forge's Certificate. Forge's Bylaws state that the board of directors has the power to fix and vary the amount to be set aside or reserved as working capital of the corporation or as reserves and, subject to the requirements of Forge's Certificate, to determine whether any part of the surplus or net profits of the corporation will be declared as dividends and paid to the stockholders as well as to fix the date or dates for such payment or dividends.

Indemnification Of Directors And Officers

         The FBCA permits a corporation to indemnify any person who was or is a party to any proceeding, by the reason of the fact that he or she is or was an officer or director, employee and agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of the corporation or another entity, if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe was unlawful. The FBCA provides that a corporation may advance reasonable expenses of defense upon receipt of an undertaking to reimburse the corporation if indemnification is ultimately not to be appropriate. A corporation must reimburse a successful defendant, however, for expenses, including attorneys' fees, actually and reasonably incurred in connection with such defense. The FBCA also provides that indemnification may not be made for any claim, issue or matter as to which a person has been adjudged by a court of competent jurisdiction to be liable to the corporation, unless and only to the extent a court determines that the person is entitled to indemnity for such expenses as the court deems proper. The Company's Articles provide that the Company, to the fullest extent permitted by the FBCA, shall indemnify any and all persons whom it shall have power to indemnify under the FBCA from and against any and all expenses, liabilities or other matters referred to in or covered by the FBCA, and indemnification provided for in the Company's Articles shall not be deemed exclusive of any other rights to which those indemnified may be entitled under the Bylaws, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his/her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, office, employee or agent, and shall inure to the benefit of the heir, executors and administrators of such a person.

         Under the DGCL, a corporation may indemnify any person made a party or threatened to be made a party to any type of proceeding (other than an action by or in the right of the corporation) because he is or was an officer, director, employee or agent of the corporation or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or entity, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such proceeding: (i) if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and (ii) in the case of a criminal proceeding, he had no reasonable cause to believe that his conduct was unlawful. A corporation may indemnify any person made a party or threatened to be made a party to any threatened, pending or completed action or suit brought by or in the right of the corporation because he was an officer, director, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other entity, against expenses actually and reasonably incurred in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation. There may be no such indemnification, however, if the person is found liable to the corporation unless, and only to the extent that, the court determines the person is entitled thereto. A corporation must also indemnify a present or former director or officer agent against expenses actually and reasonably incurred by him who successfully defends himself in a proceeding to which he was a party because he was a director or officer of the corporation. In addition, expenses incurred by an officer or director (or former director or officer, employee or agent as deemed appropriate by the board of directors) in defending a proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it will ultimately be determined that he is not entitled to be indemnified by the corporation. The Delaware law indemnification and expense advancement provisions are not exclusive of any other rights which may be granted by the Bylaws, a vote of stockholders or disinterested directors, agreement or otherwise. Forge's Certificate and Bylaws do not contain any additions to these statutory provisions.

Limitation Of Liability

         The FBCA provides that a director is not personally liable for monetary damages to the corporation or any other person for any statement, vote, decision, or failure to act, regarding corporate management or policy unless the director breached or failed to perform his statutory duties as a director and such breach or failure (i) constitutes a violation of criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful, (ii) constitutes a transaction from which the director derived an improper personal benefit, (iii) results in an unlawful distribution, (iv) in a derivative action or an action by a shareholder, constitutes conscious disregard for the best interests of the corporation or willful misconduct or (v) in a proceeding other than a derivative action or an action by a shareholder, constitutes recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property. The Company's Articles provide that no director of the Company shall be personally liable to the Company or its shareholders for monetary damages or for breach of fiduciary duty as a Director except for liability (i) for any breach of the Director's duty of loyalty to the Company or its shareholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under the FBCA, or (iv) for any transaction from which the director derived any improper personal benefit.

         The DGCL permits a corporation to adopt a provision in its certificate of incorporation (and Forge's Certificate has adopted such a provision) eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except that such provision will not limit the liability of a director for (i) any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) liability under
Section 174 of the DGCL for unlawful payment of dividends or stock purchases or redemptions, or (iv) any transaction from which the director derived an improper personal benefit. Forge's Certificate also adds the statement that if the DGCL is amended after the effective date of this article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation will be eliminated or limited to the fullest extent permitted by the DGCL as so amended. Furthermore, any repeal or modification of the foregoing limitation of director liability by the stockholders of the corporation will not adversely affect the right or protection of a director of the corporation existing at the time of such repeal or modification.

Preemptive Rights

         Under the FBCA, shareholders of a corporation have no preemptive rights unless provided for in the articles of incorporation. The Company's Articles do not contain any additions to these statutory provisions.

         The DGCL does not provide, except in limited instances, for preemptive rights to acquire a corporation's unissued stock. Such right may be expressly granted to the stockholders, however, in a corporation's certificate of incorporation. Forge's Certificate expressly states that no preemptive rights will exist with respect to shares of stock or securities convertible into shares of stock of Forge.

Special Redemption Provisions

         The FBCA permits a corporation to acquire its own shares, unless the articles of incorporation do no permit it. The Company's Articles and Bylaws do not contain any additions to these statutory provisions.

         Under the DGCL, a corporation may purchase or redeem shares of any class of its capital stock, but subject generally to the availability of sufficient lawful funds therefor and provided that at all times, at the time of any such redemption, the corporation will have outstanding shares of one (1) or more classes or series of capital stock which have full voting rights that are not subject to redemption. Forge's Certificate does not contain any additions to these statutory provisions.

Shareholder Suits

         Under the FBCA, a person may not bring a derivative action unless the person was a shareholder of the corporation at the time of the challenged transaction or unless the person acquired such shares by operation of law from a person who was a shareholder at such time. The Company's Articles or Bylaws do not have any additions to these statutory provisions.

         Under the DGCL, a stockholder may institute a lawsuit against one or more directors, either on his own behalf or derivatively on behalf of the corporation. An individual stockholder may also commence a lawsuit on behalf of himself and other similarly situated stockholders when the requirements for maintaining a class action under Delaware law have been met. Forge's Certificate and Bylaws do not contain any additions to these statutory provisions.

Business Combination Restrictions

         The FBCA provides that the approval of the holder of two-thirds (2/3) of the voting shares of a company, other than the shares beneficially owned by an Interested Stockholder (as defined below), would be required to effectuate certain transactions, including without limitation (i) a merger or consolidation, (ii) certain sales of assets, (iii) certain sales of shares, (iv) liquidation or dissolution of the corporation, (v) reclassification or recapitalization of securities or (vi) any loans or other financial assistance where an Invested Shareholder would benefit directly or indirectly involving a corporation and an Interested Stockholder (an "Affiliated Transaction"). An "Interested Stockholder" is defined as the beneficial owner of more than 10% of the voting shares outstanding. The foregoing special voting requirement is in addition to the vote required by any other provision of the FBCA.

         The special voting requirement does not apply in any of the following circumstances: (i) the Affiliated Transaction is approved by a majority of the corporation's disinterested directors; (ii) the Interested Stockholder has owned at least 80% of the corporation's voting stock for five (5) years preceding the announcement of the event; (iii) the Interested Stockholder owns more than 90% of the corporation's voting shares; (iv) the corporation has not had more than 300 shareholders of record at any time during the three (3) years preceding the announcement of the event; (v) the corporation is an investment company registered under the Investment Company Act of 1940; or (vi) all of the following conditions are met: (a) the cash and fair market value of other consideration to be paid per share to all holders of voting shares equals the highest per share price as determined by statute; (b) the consideration to be paid in the Affiliated Transaction is in the same form as previously paid by the Interested Stockholder (or certain alternative benchmarks if higher); (c) during the portion of the three (3) years proceeding the announcement date that the Interested Stockholder has been an Interested Stockholder, except as approved by a majority of the disinterested directors, there will have been no default in payment of any full periodic dividends, no decrease in common stock dividends, and no increase in the voting shares owned by the Interested Stockholder, (d) during such three (3) year period no benefit to the Interested Stockholder in the form of loans, guaranties or other financial assistance or tax advantages has been provided by the corporation, and (e) unless approved by a majority of the disinterested directors, a proxy will have been mailed to holders of voting shares at least 25 days prior to the consummation of the Affiliated Transaction.

         The Company's Articles do not contain any additions to these statutory provisions.

         In general, the DGCL prevents an "Interested Stockholder" (defined generally as a person with 15% or more of a corporation's outstanding voting stock, with the exception of any person who owned and has continued to own shares in excess of the 15% limitation since December 23, 1987 or acquired the shares from an interested stockholder, by gift, inheritance or in a transaction where no consideration was exchanged) from engaging in a Business Combination with a Delaware corporation for three (3) years following the date such person became an Interested Stockholder. The term "Business Combination" includes mergers or consolidations with an Interested Stockholder and certain other transactions with an Interested Stockholder, including, without limitation: (i) any merger or consolidation of the corporation or any direct or indirect majority-owned subsidiary of the corporation with the Interested Stockholder or with any other entity if the merger or consolidation is caused by the Interested Stockholder; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) except proportionately as a stockholder of such corporation, to or with the Interested Stockholder, whether as part of a dissolution or otherwise, of assets having an aggregate market value equal to 10% or more of the aggregate market value of all assets of the corporation or of certain subsidiaries thereof determined on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation; (iii) any transaction which results in the issuance or transfer by the corporation or by certain subsidiaries thereof of stock of the corporation or such subsidiary to the Interested Stockholder, except pursuant to certain transfers in a conversion or exchange or pro rata distribution to all stockholders of the corporation or certain other transactions, none of which increase the Interested Stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock; (iv) any transaction involving the corporation or certain subsidiaries thereof which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into stock of the corporation or any subsidiary which is owned by the Interested Stockholder except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused directly or indirectly by the Interested Stockholder; or (v) any receipt by the Interested Stockholder of the benefit (except proportionately as a stockholder of such corporation) of any loans, advances, guarantees, pledges, or other financial benefits provided by or through the corporation or certain subsidiaries.

         The three (3) year moratorium may be avoided if: (i) before such person became an Interested Stockholder, the board of directors of the corporation approved either the Business Combination or the transaction in which the Interested Stockholder became an Interested Stockholder, or (ii) upon consummation of the transaction which resulted in the stockholder becoming an Interested Stockholder, the Interested Stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares owned by directors who are also officers of the corporation and by employee stock ownership plans that do not provide employees with the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer); or (iii) at or subsequent to such time the Business Combination is approved by the board of directors of the corporation and authorized at an annual or special meeting of stockholders (not by written consent) by the affirmative vote of the stockholders of at least 66 2/3% of the outstanding voting stock of the corporation not owned by the Interested Stockholder.

         The Business Combination restrictions described above do not apply if, among other things: (i) the corporation's original certificate of incorporation contains a provision expressly electing not to be governed by the statute; (ii) the corporation by action by the holders of a majority of the voting stock of the corporation approves an amendment to its certificate of incorporation or Bylaws expressly electing not to be governed by the statute (effective twelve
(12) months after the amendment's adoption), which amendment will not be applicable to any business combination with a person who was an Interested Stockholder at or prior to the time of the amendment; or (iii) the corporation does not have a class of voting stock that is (a) listed on a national securities exchange, (b) authorized for quotation on Nasdaq or other market; or
(c) held of record by more than 2,000 stockholders. The statute also does not apply to certain Business Combinations with an Interested Stockholder when such combination is proposed after the public announcement of, and before the consummation or abandonment of, a merger or consolidation, a sale or other disposition of 50% or more of the aggregate market value of the assets of the corporation on a consolidated basis or the aggregate market value of all outstanding shares of the corporation, or a tender or exchange offer for 50% or more of the outstanding voting shares of the corporation, if the triggering transaction is with or by a person who either was not an Interested Stockholder during the previous three (3) years or who became an Interested Stockholder with Board of Director approval, and if the transaction is approved or not opposed by a majority of the current directors who were also directors prior to any person becoming an Interested Stockholder during the previous three (3) years.

         Forge is subject to the Business Combination restrictions described above, and Forge's Certificate does not contain a provision electing not to be governed by the Business Combination restrictions.

                            Federal Tax Consequences

         The following discussion summarizes the material anticipated United States federal income tax consequences relevant to the exchange of the Company Common Stock for Forge Common Stock pursuant to the merger. This discussion is based on currently existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing and proposed Treasury Regulations thereunder and current administrative rulings and court decisions, all of which are subject to change and differing interpretation. Any such change, which may or may not be retroactive, could alter the United States federal income tax consequences to the Company, Forge and shareholders of the Company as described herein.

         The Company's shareholders should be aware that this discussion does not deal with all United States federal income tax considerations that may be relevant to particular Company shareholders in light of their particular circumstances, such as shareholders who are dealers in securities, banks or other financial institutions, insurance companies, mutual funds or tax exempt organizations, shareholders who are subject to the alternative minimum tax provisions of the Code, who are foreign persons (i.e., persons other than (i) citizens or individual residents of the United States, (ii) corporations or partnerships created or organized in or under the laws of the United States or of any political subdivision thereof, (iii) estates whose income is taxable in the United States irrespective of source and (iv) trusts subject to the primary supervision of a court within the United States and control of a United States fiduciary as described Section 7701(a)(30) of the Code), who do not hold their Company Common Stock as capital assets within the meaning of Section 1221 of the Code, who acquired their Company Common Stock in connection with stock option or stock purchase plans or in other compensatory transactions or who hold their Company Common Stock as part of a hedging, straddle, conversion or other risk reduction transaction. Also, the following discussion does not address the tax consequences under Sections 1045 and 1202 of the Code with respect to shares of "qualified small business stock" (within the meaning of Section 1202 of the Code) or under Section 1244 of the Code with respect to shares of "section 1244 stock" (within the meaning of Section 1244 of the Code). In addition, the following discussion does not address the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the merger (whether or not any such transactions are undertaken in connection with the merger), including without limitation any exercise of any Company stock option or any transaction in which shares of the Company or Forge capital stock are acquired or shares of Forge capital stock are disposed of. Nor does the following discussion address the United States federal income tax consequences of the merger to holders of Company stock options, stock warrants or debt instruments. The following discussion does not address the tax consequences of the merger under foreign, state or local tax laws. ACCORDINGLY, HOLDERS OF THE COMPANY COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES.

         The merger is intended to qualify as a "reorganization" under Section 368(a)(1)(F) or 368(a)(1)(A) of the Code. Assuming the merger qualifies as a reorganization for purposes of the Code, then, subject to the assumptions, limitations and qualifications referred to herein, the merger will result in the following United States federal income tax consequences:

     o No gain or loss will be recognized for United States federal income tax purposes by holders of the Company Common Stock who exchange their Company Common Stock solely for Forge Common Stock in the merger.

     o The aggregate tax basis of the Forge Common Stock received by a holder of the Company Common Stock in the merger will be the same as aggregate tax basis of the Company Common Stock surrendered in the merger.

     o The holding period of the Forge Common Stock received by a of the Company Common Stock in the merger will include the for which the Company Common Stock surrendered therefor in the was held.

     o A holder of the Company Common Stock who exercises dissenters' rights is paid solely cash with respect to all of his Company Common generally will recognize capital gain or loss measured by the between the amount of cash received and the tax basis of shares of the Company Common Stock. Such capital gain or loss will be long-term capital gain or loss if the shares of the Company Stock exchanged by such dissenting shareholder have been held for more than one year. Notwithstanding the foregoing, the amount of cash received in certain instances may be treated as ordinary dividend income under the rules of Sections 302 and 318 of the Code. Holders of the Company Common Stock who dissent from the merger and are paid cash for their shares of the Company Common Stock are urged to consult their own tax advisors regarding the potential application of these rules. Any amount received pursuant to the exercise of dissenters' rights which is treated as interest will be taxable as ordinary income.

     o The Company and Forge will not recognize any gain or loss solely as a result of the merger.

         Holders of the Company Common Stock will also be required to file certain information with their United States federal income tax returns and to retain certain records with regard to the merger.

         No ruling has been or will be obtained from the IRS in connection with the merger. A successful challenge by the IRS to the qualification of the merger as a "reorganization" within the meaning of Section 368(a) of the Code would result in holders of the Company Common Stock recognizing a taxable gain or loss for each share of the Company Common Stock surrendered, equal to the difference between the shareholder's basis in that share and the fair market value, as of the effective date of the merger, of the Forge Common Stock received in exchange for the Company share. This gain or loss would generally be treated as capital gain or loss for each Company shareholder. In that event, a holder of the Company Common Stock would have an aggregate basis in Forge Common Stock received equal to its fair market value at the Effective Date of the merger and the holding period for such Forge Common Stock would begin on the day after the Effective Date of the merger. In addition, in the event that the merger does not qualify as a reorganization, the Company would be treated as selling all of its assets to Forge in a fully taxable transaction and the Company would recognize taxable gain or loss on such sale.

         Amounts received by certain noncorporate shareholders of the Company may be subject to backup withholding at a rate of 31%. However, backup withholding will not apply to a shareholder who either (i) furnishes a correct taxpayer identification number and certifies that he or she is not subject to backup withholding by completing the substitute Form W-9 that will be included as part of the transmittal letter, or (ii) otherwise proves to Forge and its exchange agent that the shareholder is exempt from backup withholding.

         THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. THUS, HOLDERS OF THE COMPANY COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING TAX RETURN REPORTING REQUIREMENTS, THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER APPLICABLE TAX LAWS AND THE EFFECT OF ANY PROPOSED CHANGES IN THE LAW.

                           Securities Act Consequences

         The shares of Forge's Common Stock to be issued in exchange for shares of the Company's Common Stock are not being registered under the Securities Act of 1933, as amended (the "Securities Act"). In that regard, the Company is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has "as its sole purpose" a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act, and on interpretations of the Rule by the Securities and Exchange Commission (the "SEC") which indicate that the making of certain changes in the surviving corporation's charter documents which could otherwise be made only with the approval of the shareholders of either corporation does not render Rule 145(a)(2) inapplicable.

         After the merger, Forge will be a publicly held company, Forge Common Stock will be listed for trading in the over-the-counter market, and Forge will file periodic reports and other documents with the SEC and provide to its stockholders the same types of information that the Company has previously filed and provided. Shareholders whose Company Common Stock is freely tradeable before the merger will have freely tradeable shares of Forge's Common Stock. Shareholders holding restricted shares of the Company's Common Stock will have shares of Forge Common Stock which are subject to the same restrictions on transfer as those to which their present shares of the Company's Common Stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of Forge's Common Stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act, shareholders will be deemed to have acquired their shares of Forge's Common Stock on the date they acquired their shares of the Company's Common Stock. In summary, Forge and its stockholders will be in the same respective positions under the federal securities laws after the merger as were the Company and the shareholders prior to the merger.

                               Dissenters' Rights

         Sections 607.1301, 607.1302 and 607.1320 ("Dissenters' Rights
Provisions") of the FBCA provide dissenters' rights to shareholders of Florida corporations in certain situations. Holders of record of Company Common Stock who comply with applicable statutory procedures summarized herein may be entitled to dissenters' rights under the Dissenters' Rights Provisions in connection with the Reincorporation proposal, because the Reincorporation must be effected through a merger or a sale of substantially all of the property of the corporation other than in the usual and regular course of business and none of the exceptions to dissenter rights set forth in the FBCA are applicable. If holders of a material number of shares exercise dissenters' rights, the Board of Directors anticipates that it will likely abandon the Reincorporation.

         A person having a beneficial interest in shares of Company Common Stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect dissenters' rights.

         The following discussion is not a complete statement of the law pertaining to dissenters' rights under the FBCA and is qualified in its entirety by the full text of Dissenter Rights Provisions, which are reprinted in their entirety as Exhibit D to this Proxy Statement. All references in the Dissenters' Rights Provisions and in this summary to a "shareholder" or "holder" are to the record holder of the shares of Company Common Stock as to which dissenters' rights may be asserted.

         Under Dissenters' Rights Provisions, where a proposed merger or sale is to be submitted for approval at a meeting of shareholders, the corporation must notify each of its shareholders as of the record date for such meeting of the availability of dissenters' rights with respect to his or her shares of Company Common Stock, and must include in such notice a copy of the Dissenters' Rights Provisions and the materials, if any, that under the Dissenters' Rights Provisions are required to be given to the shareholders entitled to vote on the proposed merger or sale at the meeting.

         This Proxy Statement constitutes such notice to the holders of Dissenting Shares (as defined below) and the applicable statutory provisions of the FBCA are attached to this Proxy Statement as Exhibit D. Any shareholder who wishes to assert such dissenters' right or who wishes to preserve his or her right to do so should review the following discussion carefully, because failure to timely and properly comply with the procedures specified will result in the loss of dissenter's rights under the FBCA.

         If the Reincorporation, is approved by the required vote of the Company's shareholders and is not abandoned or terminated, each holder of shares of Company Common Stock who does not vote in favor of the Reincorporation and who follows the procedures set forth in the Dissenters' Rights Provisions will be entitled to have his or her shares of Company Common Stock purchased by the Company or Forge for cash at their Fair Value (as defined below). The "Fair Value" of shares of Company Common Stock will be determined as of the day before consummation of the merger by which the Reincorporation will be consummated, excluding any appreciation or depreciation in anticipation of the proposed Reincorporation. The shares of Company Common Stock with respect to which holders have perfected their purchase demand in accordance with the Dissenters' Rights Provisions and have not effectively withdrawn or lost such rights are referred to in this Proxy Statement as the "Dissenting Shares."

         Under the Dissenters' Rights Provisions, a holder of Dissenting Shares wishing to exercise dissenters' rights must deliver to the Company, prior to the vote on the proposed Reincorporation at the Annual Meeting a properly executed written notice of intent to demand payment for shares if the proposed Reincorporation is effectuated. The dissenting shareholder may not vote in favor of the Reincorporation. A holder of Dissenting Shares wishing to exercise such holder's dissenters' rights must be the record holder of such Dissenting Shares on the date the proposed corporate action creating dissenters' rights under Dissenters' Rights Provisions are approved by the shareholders. Accordingly, a holder of Dissenting Shares who is the record holder of Dissenting Shares on the date the written demand for appraisal is made, but who thereafter transfers such Dissenting Shares prior to the vote on the proposed Reincorporation will lose any right to appraisal in respect of such Dissenting Shares.

         Under the Dissenters' Rights Provisions, a shareholder who wishes to assert his dissenters' rights if the proposed Reincorporation is approved, must cause the Company to receive written notice of his intent to demand payment for shares prior to the vote taken to approve the proposal at the Annual Meeting. Within ten (10) days after approval of the Reincorporation, the Company (or Forge) must mail a notice of such approval (the "Approval Notice") to all shareholders who filed a notice of intent to demand payment for their shares under the Dissenters' Rights Provisions.

         Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later, the Company, or Forge, shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the Company, or Forge estimates to be the fair value for such shares. If the Company, or Forge, fails to make such offer within the period specified in the Dissenters' Rights Provisions or if it makes the offer and any dissenting shareholder fails to accept the offer within the period of 30 days thereafter, the Company, or Forge, may file an action in any court of competent jurisdiction in Florida in the county in which the registered office is located requesting that the fair value of the shares be determined.

         The district court will determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court and will assess the costs against the corporation unless the court finds that all or some of the dissenters acted arbitrarily, vexatiously, or not in good faith. The court may also make other allocations of attorney's fees among the parties.

         Failure to follow the steps required by the dissenters' Rights Provisions as described above for perfecting dissenters' rights may result in the loss of such rights. If, after the Effective Time, a holder of Dissenting Shares has failed to perfect or has effectively withdrawn or lost his or her right to payment, such holder's shares will be deemed to have been converted into and to have become exchangeable for, at the Effective Time, the right to receive a corresponding number of shares of Forge Common Stock.

OTHER MATTERS

         The Board of Directors knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

         Whether or not you intend to be present at the Annual Meeting, you are urged to fill out, sign, date and return the enclosed proxy at your earliest convenience.

MISCELLANEOUS

Stockholder Proposals

         The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2003 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is January 31, 2003.

Solicitation of Proxies

         The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Company Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Company Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Annual Report

         The Annual Report for the fiscal year ended December 31, 2001 is being mailed to the stockholders with this Proxy Statement.


                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Donald James MacKenzie

                                    Donald James MacKenzie
                                    Secretary


Vancouver, British Columbia
April 9, 2002

                                                                       EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

         This AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") is made as of this ___ day of ___________, 2002, by and between emailthatpays.com, Inc., a Florida corporation (the "Parent") and Forge, Inc., a Delaware corporation (the "Subsidiary").

                                    RECITALS:

         WHEREAS, the Parent is a corporation organized and existing under the laws of the State of Florida;

         WHEREAS, the Subsidiary is a corporation organized and existing under the laws of the State of Delaware and is a wholly-owned subsidiary of the Parent;

         WHEREAS, the parties hereto desire that the Parent merge with and into the Subsidiary and that the Subsidiary shall continue as the surviving corporation in such merger, which is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) or 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended, upon the terms and subject to the conditions herein set forth and in accordance with the laws of the State of Florida and the laws of the State of Delaware (the "Merger").

NOW THEREFORE, the parties hereto hereby agree as follows:

                                    ARTICLE I

                          PRINCIPAL TERMS OF THE MERGER

         Section 1.1 Merger of Parent into Subsidiary. At the Effective Time of the Merger (as defined in Section 1.2 hereof), the Parent shall merge with and into the Subsidiary in accordance with the Florida Business Corporation Act (the "FBCA") and the Delaware General Corporation Law (the "DGCL"). The separate existence of the Parent shall thereupon cease and the Subsidiary shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation") and shall continue its corporate existence under the laws of the State of Delaware.

         Section 1.2 Effective Time of the Merger. The Merger shall become effective as of the date and time (the "Effective Time of the Merger") the following actions are completed: (a) appropriate articles of merger are filed with the Secretary of State of the State of Florida, and a certificate of merger is issued by the Secretary of State of the State of Florida in accordance with the FBCA and (b) an appropriate certificate of merger is filed with the Secretary of the State of Delaware in accordance with the DGCL.

         Section 1.3 Effects of the Merger. At the Effective Time of the Merger, the Merger shall have the effects specified in the FBCA, the DGCL and this Merger Agreement.

         Section 1.4 Certificate of Incorporation and Bylaws. At the Effective Time of the Merger, the Certificate of Incorporation and bylaws of the Subsidiary, as in effect immediately prior to the Effective Time of the Merger, shall become the Certificate of Incorporation and bylaws of the Surviving Corporation until duly amended in accordance with their terms and as provided by the DGCL.

         Section 1.5 Directors and Officers. At the Effective Time of the Merger, the directors and officers of the Subsidiary in office at the Effective Time of the Merger shall become the directors and officers, respectively, of the Surviving Corporation, each of such directors and officers to hold office, subject to the applicable provisions of the Certificate of Incorporation and bylaws of the Surviving Corporation and the DGCL, until his or her successor is duly elected or appointed and qualified.

         Section 1.6 Shareholders' Dissenters Rights. The Shareholders of the Parent are entitled to dissenters' rights under sections 607.1301, 607.1302 and
607.1320 of the FBCA. In the event that shareholders collectively owning more than one percent (1%) of the shares of the Parent exercise his, her or its dissenters' rights, the Parent's board of directors may abandon the Merger in its sole discretion.

                                   ARTICLE II

                        CONVERSION AND EXCHANGE OF STOCK

         Section 2.1 Conversion. At the Effective Time of the Merger, each of the following transactions shall be deemed to occur simultaneously:

         (a) Each share of the Parent's common stock, $0.005 par value (the "Parent's Common Stock") issued and outstanding, immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become [_____] validly issued, fully paid and nonassessable share[s] of the Surviving Corporation's common stock, par value $0.001 per share (the "Surviving Corporation's Common Stock").

         (b) Each option to purchase shares of the Parent's Common Stock outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option to purchase, upon the same terms and conditions, the number of shares of the Surviving Corporation's Common Stock, which is [equal to] the number of shares of the Parent's Common Stock that the optionee would have received had the optionee exercised such option in full immediately prior to the Effective Time of the Merger (whether or not such option was then exercisable) and the exercise price per share under each of said options shall be [equal to] the exercise price per share thereunder immediately prior to the Effective Time of the Merger, unless otherwise provided in the instrument granting such option.

         (c) Each warrant to purchase shares of the Parent's Common Stock outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a warrant to purchase, upon the same terms and conditions, the number of shares of the Surviving Corporation's Common Stock which is [equal to] the number of shares of the Parent's Common Stock that the warrant holder would have received had the warrant holder exercised such warrant in full immediately prior to the Effective Time of the Merger (whether or not such warrant was then exercisable) and the exercise price per share under each of said warrants shall be [equal to] the exercise price per share thereunder immediately prior to the Effective Time of the Merger, unless otherwise provided in the instrument granting such warrant.

         (d) Each share of the Subsidiary's Common Stock issued and outstanding immediately prior to the Effective Time of the Merger and held by the Parent shall be canceled without any consideration being issued or paid therefor.

         Section 2.2 Exchange.

         (a) After the Effective Time of the Merger, each certificate theretofore representing issued and outstanding shares of the Parent's Common Stock shall represent [____] number of shares of the Surviving Corporation's Common Stock.

         (b) At any time on or after the Effective Time of the Merger, each holder of an outstanding certificate theretofore representing the Parent's Common Stock will be requested to surrender such certificate to StockTrans, Inc. as the exchange agent (the "Exchange Agent"). As soon as practicable after the surrender to the Exchange Agent of any certificate which prior to the Merger represented shares of the Parent's Common Stock, together with a duly executed transmittal letter and any other documents the Exchange Agent may specify, the Exchange Agent shall deliver to the person in whose name such certificate has been issued certificates registered in the name of such person representing the number of full shares of the Surviving Corporation's Stock into which the shares of the Parent's Common Stock previously represented by the surrendered certificate shall have been reclassified.

         (c) No certificates or scrip representing fractional shares of Surviving Corporation's Common Stock shall be issued in connection with the Merger. Instead, stockholders holding a number of shares of the Parent's Common Stock not evenly divisible by the exchange ratio, and stockholders holding less than the exchange ratio of shares of the Parent's Common Stock, upon surrender of their old certificates, will receive cash in lieu of fractional shares of Surviving Corporation's Common Stock. The price payable by the Parent will be determined by multiplying the fraction of a share of new Surviving Corporation's Common Stock by the closing price for that number of shares as determined by the Board of Directors of the Parent's Common Stock at the Effective Time of the Merger for which transactions in the Parent's Common Stock are reported, as reported by the Nasdaq Over the Counter Bulletin Board.

                                   ARTICLE III

                EMPLOYEE BENEFIT AND INCENTIVE COMPENSATION PLANS

         At the Effective Time of the Merger, each employee benefit plan, incentive compensation plan and other similar plans to which the Parent is then a party shall be assumed by, and continue to be the plan of, the Surviving Corporation. To the extent any employee benefit plan, incentive compensation plan or other similar plan of the Parent provides for the issuance or purchase of, or otherwise relates to, the Parent's Common Stock, after the Effective Time of the Merger such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the Surviving Corporation's Common Stock.

                                   ARTICLE IV

                                   CONDITIONS

         Consummation of the Merger is subject to the satisfaction at or prior to the Effective Time of the Merger of the following conditions:

         Section 4.1 Shareholder Approval. This Merger Agreement and the Merger shall have been adopted and approved by the affirmative vote of a majority of the votes entitled to be cast by all shareholders of the Parent entitled to vote on the record date fixed for determining the shareholders of the Parent entitled to vote thereon. This Agreement and the Merger shall also have been adopted and approved by the Parent as the holder of all the outstanding shares of the Subsidiary's Common Stock prior to the Effective Time of the Merger.

         Section 4.2 Third Party Consents. The Parent shall have received all required consents to and approvals of the Merger.

                                    ARTICLE V

                                  MISCELLANEOUS

         Section 5.1 Amendment. This Merger Agreement may be amended, modified or supplemented in whole or in part, at any time prior to the Effective Time of the Merger with the mutual consent of the boards of directors of the parties hereto; provided, however, that the Merger Agreement may not be amended after it has been adopted by the shareholders of the Parent in any manner which, in the judgment of the board of directors of the Parent, would have a material adverse effect on the rights of such shareholders or in any manner not permitted under applicable law.

         Section 5.2 Termination. This Merger Agreement may be terminated or abandoned by the parties hereto at any time prior to the filing of the certificate of merger notwithstanding approval of this Merger Agreement by the shareholders of either or both of the Parent or the Subsidiary.

         Section 5.3 Necessary Actions, etc. If at any date after the Effective Time of the Merger, the Surviving Corporation shall consider that any assignments, transfers, deeds or other assurances in law are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to any property or rights of the Parent, the Parent and its officers and directors at the Effective Time of the Merger shall execute and deliver such documents and do all things necessary and proper to vest, perfect or confirm title to such property or rights in the Surviving Corporation, and the officers and directors of the Surviving Corporation are fully authorized in the name of the Parent or otherwise to take any and all such action.

         Section 5.4 Counterparts. This Merger Agreement may be executed in any number of counterparts, each of which shall be considered to be an original instrument.

         Section 5.5 Descriptive Headings. The descriptive headings are for convenience of reference only and shall not control or affect the meaning or construction of any provision of this Merger Agreement.

         Section 5.6 Governing Law. This Merger Agreement shall be construed in accordance with the laws of the State of Delaware, except to the extent the laws of the State of Florida shall mandatorily apply to the Merger.




         IN WITNESS WHEREOF, the undersigned officers of each of the parties to this Merger Agreement, pursuant to authority duly given by their respective boards of directors, have caused this Merger Agreement to be duly executed on the date set forth above.


EMAILTHATPAYS.COM, INC.


By:      ______________________________     Attest:  _________________________
         Daniel Hunter                               Donald James MacKenzie
         Chief Executive Officer                     President and Secretary


FORGE, INC.


By:      ______________________________     Attest:  _________________________
         Daniel Hunter                               Donald James MacKenzie
         Chief Executive Officer                     President and Secretary

                                  CERTIFICATES

         The undersigned, Secretary of Forge, Inc. a Delaware corporation, hereby certifies, pursuant to Section 252(c) of the General Corporation Law of the State of Delaware, that the foregoing Agreement and Plan of Merger to which this Certificate is attached, after having been first duly signed on behalf of Forge, Inc. by its Chief Executive Officer and attested to by its Secretary, was duly submitted to the stockholders of Forge, Inc. for the purpose of considering and acting upon said Agreement and Plan of Merger, on the ____ day of ___________, 2002, and at said meeting said Agreement and Plan of Merger was adopted by the sole stockholder of Forge, Inc., in accordance with the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate on the _____ day of _______________, 2002.


                                             ---------------------------------
                                             Donald James MacKenzie, Secretary

         The undersigned, Secretary of emailthatpays.com, Inc., a Florida corporation, hereby certifies, pursuant to Section 607.1103 of the Florida Statutes, that the foregoing Agreement and Plan of Merger to which this Certificate is attached, after having been first duly signed on behalf of emailthatpays.com, Inc. by its President and attested to by its Secretary, was duly submitted to the shareholders of emailthatpays.com, Inc. at a meeting thereof called for the purpose of considering and acting upon said Agreement and Plan of Merger, held after due notice on the _____ day of __________, 2002, and that at said meeting said Agreement and Plan of Merger was adopted by the shareholders of emailthatpays.com, Inc. in accordance with the Florida Business Corporation Act of 1989.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate on the ____ day of ____________, 2002.


                                             ---------------------------------
                                             Donald James MacKenzie, Secretary

                                                                       EXHIBIT B

                          CERTIFICATE OF INCORPORATION

                                       OF

                                   FORGE, INC.

                          a Delaware stock corporation

                                 ARTICLE I. NAME

         The name of the corporation is Forge, Inc. (the "Corporation").

               ARTICLE II. REGISTERED OFFICE AND REGISTERED AGENT

         The address of its registered office in the State of Delaware is c/o CT Corporation Systems, Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, and State of Delaware 19801. The name of the registered agent at such address is CT Corporation Systems.

                              ARTICLE III. PURPOSES

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

                                ARTICLE IV. STOCK

4.1 Authorized Shares

         The Corporation is authorized to issue an aggregate of Twenty Million (20,000,000) shares of capital stock (the "Authorized Shares"), with each share having a par value of $0.001. The capital stock shall consist of two classes of shares to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of Common Stock that the Corporation shall have authority to issue is Eighteen Million (18,000,000). The total number of shares of Preferred Stock that the Corporation shall have authority to issue is Two Million (2,000,000).

4.2 Common Stock

         Subject to any preferential rights granted for any series of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive dividends, out of the funds of the Corporation legally available therefor, at the rate and at the time or times, whether cumulative or noncumulative, as may be provided by the Board of Directors. The holders of shares of the Common Stock shall not be entitled to receive dividends thereon other than the dividends referred to in this section. The holders of shares of the Common Stock, on the basis of one vote per share, shall have the right to vote for the election of members of the Board of Directors and the right to vote on all other matters, expect those matters on which a separate class of the stockholders of the Corporation vote by class or series to the exclusion of the shares of the Common Stock.

4.3 Preferred Stock

         The Preferred Stock may be issued from time to time in one or more series, the shares of each series to have such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as are stated and expressed herein or in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, the determination or fixing of the following:

          (a)  The number of shares of such series;

          (b)  The designation of such series;

          (c) The dividends of such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of stock and whether such dividends shall be cumulative or noncumulative;

          (d) Whether the shares of such series shall be subject to redemption by the Corporation and, if made subject to such redemption, the times, prices, rates, adjustments, and other terms and conditions of such redemption;

          (e) The terms and amounts of any sinking fund provided for the purchase or redemption of the shares of such series;

          (f) Whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of stock of the Corporation and, if provision be made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchange;

          (g) The extent, if any, to which the holders of the shares of such series shall be entitled to vote with respect to the election of the members of the Board of Directors or otherwise, including the right to elect a specified number or class of directors, the number or percentage of votes required for certain actions, and the extent to which a vote by class or series shall be required for certain actions;

          (h) The restrictions, if any, on the issue or reissue of any Preferred Stock;

          (i) The rights of the holders of the shares of such series upon the dissolution of, or upon the distribution of the assets of, the Corporation; and

          (j) The extent, if any, to which any committee of the Board of Directors may fix the designations and any of the preferences or rights of the shares of such series relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into or exchange of such shares for shares of any other class or classes of stock of the Corporation or any other series of the same or any other class or classes of stock of the Corporation, or fix the number of shares of any such series or authorize the increase or decrease in the shares of such series.

4.4 Issuance of Shares

         The Corporation may from time to time issue and dispose of any of the Authorized Shares for such consideration as may be fixed from time to time by the Board of Directors, without action by the stockholders. The Board of Directors may provide for payment therefor to be received by the Corporation in cash, property, services or such other consideration as is approved by the Board of Directors. Any and all Authorized Shares of the Corporation, the issuance of which has been so authorized, and for which consideration so fixed by the Board of Directors has been paid or delivered, shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon.

                       ARTICLE V. ACTION WITHOUT A MEETING

         Any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                        ARTICLE VI. NO CUMULATIVE VOTING

         The right to cumulate votes in the election of members of the Board of Directors shall not exist with respect to shares of stock of the Corporation.

                        ARTICLE VII. NO PREEMPTIVE RIGHTS

         No preemptive rights shall exist with respect to shares of stock or securities convertible into shares of stock of the Corporation.

                           ARTICLE VIII. INCORPORATOR

         The name and mailing address of the incorporator is as follows:


                       Name                             Mailing Address

                       [__________]                     [_______________]
                                                        [_______________]
                                                        [_______________]

                              ARTICLE IX. DIRECTORS

         The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The number of directors shall be specified in the Bylaws, except that the Corporation shall have three (3) initial directors, whose names and mailing addresses are as follows:


              Name                              Mailing Address
              ----                              ---------------
              Daniel Hunter                     428 West 6th Avenue
                                                Vancouver, British Columbia
                                                Canada V5Y 1L2

              Donald James MacKenzie            428 West 6th Avenue
                                                Vancouver, British Columbia
                                                Canada V5Y 1L2

              Brian Cobbe                       428 West 6th Avenue
                                                Vancouver, British Columbia
                                                Canada V5Y 1L2

         The initial directors shall serve until the first annual meeting of stockholders and until their successors are elected and qualified. The directors need not be elected by ballot unless required by the Bylaws of the Corporation.

                               ARTICLE X. BYLAWS

         In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

                         ARTICLE XI. PERPETUAL DURATION

         The Corporation is to have perpetual existence.

                  ARTICLE XII. LIMITATION OF DIRECTOR LIABILITY

         A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended after the effective date of this article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

         Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.



[Name]    Incorporator                    Date:_______________

                                                                       EXHIBIT C

                                   FORGE, INC.

                                     BYLAWS

                                    ARTICLE I
                                     OFFICES

         Forge, Inc. (the "Corporation") shall have a registered office, a principal office and such other offices as the Board of Directors (the "Board") may determine.

                                   ARTICLE II
                                  STOCKHOLDERS

         Section 1. Annual Meeting. The annual meeting of stockholders for the election of directors and the transaction of any other business shall be held on the first Thursday of May of each year, or as soon after such date as may be practicable, in such city and state and at such time and place as may be designated by the Board, and set forth in the notice of such meeting. If said day be a legal holiday, said meeting shall be held on the next succeeding business day. At the annual meeting any business may be transacted and any corporate action may be taken, whether stated in the notice of meeting or not, except as otherwise expressly provided by statute or the Certificate of Incorporation.

         Section 2. Special Meetings. Special meetings of the stockholders for any purpose shall be called by the Secretary at the written request of a majority of the total number of directors, by the Chairman of the Board (the "Chairman"), if any, by the Chief Executive Officer or by the stockholders owning a majority of the shares outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed business meeting. Business transacted at any special meeting shall be limited to the purposes stated in the notice.

         Section 3. Notice of Meetings. Written notice of the place, date and hour of any stockholder's meeting, whether annual or special, shall be given to each stockholder entitled to vote, by personal delivery or by mailing the same to the address of the stockholder, as the same appears upon the records of the Corporation, at least ten (10) days but not more than sixty (60) days before the day of the meeting. Notice of a special meeting must also state the purpose or purposes for which the meeting is called. Notice of any adjourned meeting need not be given except by announcement at the meeting so adjourned, unless otherwise ordered in connection with such adjournment. Such further notice, if any, shall be given as may be required by law.

         Section 4. Quorum. Any number of stockholders, together holding at least one-third (1/3) of the capital stock of the Corporation issued and outstanding and entitled to vote, who shall be present in person or represented by proxy at any meeting duly called, shall constitute a quorum for the transaction of all business, except as otherwise provided by law, by the Certificate of Incorporation or by these Bylaws.

         Section 5. Adjournment of Meetings. If less than a quorum shall attend at the time for which a meeting shall have been called, the meeting may adjourn from time to time by a majority vote of the stockholders present or represented by proxy and entitled to vote without notice other than by announcement at the meeting until a quorum shall attend. Any meeting at which a quorum is present may also be adjourned in like manner and for such time or upon such call as may be determined by a majority vote of the stockholders present or represented by proxy and entitled to vote. At any adjourned meeting at which a quorum shall be present, any business may be transacted and any corporate action may be taken which might have been transacted at the meeting as originally called.

         Section 6. Voting List. The Secretary shall prepare and make, at least ten (10) days before every election of directors, a complete list of the stockholders entitled to vote, arranged in alphabetical order and showing the address of each stockholder and the number of shares of each stockholder. Such list shall be open at the place where the election is to be held or at the principal office of the of the Corporation for said ten (10) days, to the examination of any stockholder, and shall be produced and kept at the time and place of election during the whole time thereof, and subject to the inspection of any stockholder who may be present.

         Section 7. Voting. Each stockholder entitled to vote at any meeting may vote either in person or by proxy, but no proxy shall be voted on or after three
(3) years from its date, unless said proxy provides for a longer period. Each stockholder entitled to vote shall at every meeting of the stockholders be entitled to one vote for each share of stock registered in his name on the record of stockholders. At all meetings of stockholders all matters, except as otherwise provided by statute, shall be determined by the affirmative vote of the majority of shares present in person or by proxy and entitled to vote on the subject matter. Voting at meetings of stockholders need not be by written ballot.

         Section 8. Record Date of Stockholders. The Board shall be authorized to fix in advance a date not exceeding sixty (60) days nor less than ten (10) days preceding the date of any meeting of stockholders, and not exceeding sixty
(60) days preceding the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining the consent of stockholders for any purposes, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and, in such case, such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation, after such record date fixed as aforesaid.

         Section 9. Conduct of Meetings; Chairman; Vice-Chairman. The Chairman or, if there is no Chairman or in the Chairman's absence, the Vice Chairman of the Board (the "Vice Chairman"), if any, the Chief Executive Officer, or Secretary, shall preside at all regular or special meetings of stockholders. To the maximum extent permitted by law, such presiding person shall have the power to set procedural rules, including but not limited to rules respecting the time allotted to stockholders to speak, governing all aspects of the conduct of such meetings.

                                   ARTICLE III
                                    DIRECTORS

         Section 1. Number and Qualifications. The Board shall consist of such number as may be fixed from time to time by resolution of the Board. The directors need not be stockholders. Initially, there shall be three directors.

         Section 2. Election of Directors. The directors shall be elected by the stockholders at the annual meeting of stockholders.

         Section 3. Duration of Office. The directors chosen at any annual meeting shall, except as hereinafter provided, hold office until their successors are elected and qualified or until their earlier resignation or removal.

         Section 4. Removal and Resignation of Directors. Any director may be removed from the Board, with or without cause, by the holders of a majority of the shares of capital stock entitled to vote at an election of directors, either by written consent or consents or at any special meeting of the stockholders called for that purpose, and the office of such director shall forthwith become vacant.

         Any director may resign at any time upon written notice to the Corporation. Such resignation shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the Chief Executive Officer or Secretary. The acceptance of a resignation shall not be necessary to make it effective, unless so specified therein.

         Section 5. Filling of Vacancies. Any vacancy among the directors, occurring from any cause whatsoever, may be filled by a majority of the remaining directors, though less than a quorum, provided, however, that the stockholders removing any director may at the same meeting fill the vacancy caused by such removal, and provided further, that if the directors fail to fill any such vacancy, the stockholders may at any special meeting called for that purpose fill such vacancy. In case of any increase in the number of directors, the additional directors may be elected by the directors in office before such increase.

         Any person elected to fill a vacancy shall hold office, subject to the right of removal as herein before provided, until his successor is elected and qualified.

         Section 6. Regular Meetings. The Board shall hold an annual meeting for the purpose of organization and the transaction of any business immediately after the annual meeting of the stockholders, provided a quorum of directors is present. Other regular meetings may be held at such times as may be determined from time to time by resolution of the Board.

         Section 7. Special Meetings. Special meetings of the Board may be called by the Chairman or the Chief Executive Officer.

        Section 8. Notice and Place of Meetings. Meetings of the Board may be held at the principal office of the Corporation, or at such other place as shall be stated in the notice of such meeting. Notice of any special meeting, and, except as the Board may otherwise determine by resolution, notice of any regular meeting also, shall be mailed to each director addressed to him at his residence or usual place of business at least two (2) days before the day on which the meeting is to be held, or if sent to him at such place by telegraph or cable or electronic transmission, or delivered personally or by telephone, not later than the day before the day on which the meeting is to be held. No notice of the annual meeting of the Board shall be required if it is held immediately after the annual meeting of the stockholders and if a quorum is present.

         Section 9. Business Transacted at Meetings, etc. Any business may be transacted and any corporate action may be taken at any regular or special meeting of the Board at which a quorum shall be present, whether such business or proposed action be stated in the notice of such meeting or not, unless special notice of such business or proposed action shall be required by statute.

         Section 10. Quorum. A majority of the Board at any time in office shall constitute a quorum. At any meeting at which a quorum is present, the vote of a majority of the members present shall be the act of the Board unless the act of a greater number is specifically required by law or by the Certificate of Incorporation or these Bylaws. The members of the Board shall act only as the Board and the individual members thereof shall not have any powers as such.

         Section 11. Compensation. The directors shall not receive any stated salary for their services as directors, but by resolution of the Board a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall preclude any director from serving the Corporation in any other capacity, as an officer, agent or otherwise, and receiving compensation therefor.

         Section 12. Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board or committees thereof.

         Section 13. Meetings Through Use of Communications Equipment. Members of the Board, or any committee designated by the Board, shall, except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, have the power to participate in a meeting of the Board, or any committee, by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at the meeting.

         Section 14. Chairman; Vice Chairman. The Board may elect, from among the directors, a Chairman. The Chairman shall preside at all meetings of the stockholders and the Board at which the Chairman is present, and shall have such powers and perform such duties as may from time to time be assigned to the Chairman by the Board. The Chairman shall, except as herein otherwise provided, hold office until the Chairman's successor shall have been elected and qualified or until the Chairman resigns or is removed. If the Board elects a Vice Chairman, the Vice Chairman shall, in the absence or disability of the Chairman, perform the duties and exercise the powers of the Chairman and shall have such powers and perform such duties as may be assigned to the Vice Chairman by the Board.

                                   ARTICLE IV
                                   COMMITTEES

         Section 1. Executive Committee. The Board may, by resolution passed by a majority of the whole Board, designate one (1) or more of their number to constitute an Executive Committee to hold office at the pleasure of the Board, which Committee shall, during the intervals between meetings of the Board, have and exercise all of the powers of the Board in the management of the business and affairs of the Corporation, subject only to such restrictions or limitations as the Board may from time to time specify, or as limited by the Delaware General Corporation Law, and shall have power to authorize the seal of the Corporation to be affixed to all documents or instruments which may require it.

         Any member of the Executive Committee may be removed at any time, with or without cause, by a resolution of a majority of the whole Board.

         Any person ceasing to be a director shall, without further action, cease to be a member of the Executive Committee.

         Any vacancy in the Executive Committee occurring from any cause whatsoever may be filled from among the directors by a resolution of a majority of the whole Board.

         Section 2. Other Committees. Other committees, whose members shall include at least one (1) director, may be appointed by the Board or the Executive Committee, which committees shall hold office for such time and have such powers and perform such duties as may from time to time be assigned to them by the Board or the Executive Committee.

         Any member of such a committee may be removed at any time, with or without cause, by the Board or the Executive Committee. Any vacancy in a committee occurring from any cause whatsoever may be filled by the Board or the Executive Committee.

         Any person ceasing to be a director shall, without further action, cease to be a member of any committee.

         Section 3. Resignation. Any member of a committee may resign at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the Chief Executive Officer or Secretary. The acceptance of a resignation shall not be necessary to make it effective unless so specified therein.

         Section 4. Quorum. A majority of the members of a committee shall constitute a quorum. The act of a majority of the members of a committee present at any meeting at which a quorum is present shall be the act of such committee. The members of a committee shall act only as a committee, and the individual members thereof shall not have any powers as such.

         Section 5. Record of Proceedings, etc. Each committee shall keep a record of its acts and proceedings, and shall report the same to the Board when and as required by the Board.

         Section 6. Organization, Meetings, Notices, etc. A committee may hold its meetings at the principal office of the Corporation, or at any other place that a majority of the committee may at any time agree upon. Each committee may make such rules as it may deem expedient for the regulation and carrying on of its meetings and proceedings. Unless otherwise ordered by the Executive Committee, any notice of a meeting of such committee may be given by the Secretary of the Corporation or by the chairman of the committee and shall be sufficiently given if mailed to each member at the address of the member or usual place of business at least two (2) days before the day on which the meeting is to be held, or if sent to the member at such place by telegraph or cable, or delivered personally or by telephone not later than 24 hours before the time at which the meeting is to be held.

         Section 7. Compensation. The members of any committee shall be entitled to such compensation as may be allowed them by resolution of the Board.

                                    ARTICLE V
                                    OFFICERS

         Section 1. Designated Officers. The officers of the Corporation shall be a Chief Executive Officer, a President, a Treasurer, and a Secretary. Other officers, including one or more Assistant Secretaries, , one or more Vice Presidents, a Chief Financial Officer and one or more Assistant Treasurers, may from time to time be appointed by the Directors, which other officers shall have such powers and perform such duties prescribed in these Bylaws or by the Board of Directors or the officer or committee appointing them.

         Section 2. Election, Term of office and Qualifications. The officers shall be chosen by the Board. Each such officer shall, except as herein otherwise provided, hold office until his successor shall have been elected and qualified or until his earlier resignation or removal. The Chief Executive Officer shall be a director of the Corporation, and should the Chief Executive Officer cease to be a director, he shall, without further action, cease to be such officer. Except as provided for by law, any multiple offices may be held by the same person.

         Section 3. Duties of Officers.

               Section 3.1 Chief Executive Officer. The Chief Executive Officer, if any, of the Corporation shall have, subject to the direction and control of the Board, general control and management of the business affairs and policies of the Corporation. The Chief Executive Officer shall participate in long-range planning for the Corporation and shall be available to the other officers of the Corporation for consultation. The Chief Executive Officer shall possess power to sign all certificates, contracts and other instruments of the Corporation. Unless a Chairman or Vice Chairman has been elected and is present, the Chief Executive Officer shall preside at all meetings of the stockholders and of the Board. The Chief Executive Officer shall have power to call special meetings of the stockholders, the Board or the Executive Committee at any time. The Chief Executive Officer shall perform all such other duties as are incident to the Office of Chief Executive Officer or as determined by the Board.

               Section 3.2 President. The President of the Corporation shall be subject to the direction and control of the Chief Executive Officer and the Board and shall have general active management of the business affairs of the corporation. The President shall participate in long-range planning for the corporation and shall be available to the other officers of the corporation for consultation. The President shall possess power to sign all certificates, contracts and other instruments of the corporation. In the absence of a Chief Executive Officer being elected by the Board, the President shall assume all duties assigned to the Chief Executive Officer. The President shall perform all such other duties as are incident to the office of President or as determined by the Board or the Chief Executive Officer.

               Section 3.3 Vice-Presidents. If the President is absent or disabled, the Vice-Presidents, if any (or if more than one, in the order prescribed by the Board) shall have and may exercise and perform the authority and duties of the President. The Vice-Presidents shall perform all such duties as are incident to the office of the Vice-President or as determined by the Board, the Chief Executive Officer or the President. If more than one Vice-President is elected, the Vice-Presidents will have titles, seniority, and duties determined by the Board.

               Section 3.4 Chief Financial Officer. The Chief Financial Officer of the Corporation, if any, shall be responsible for maintaining the financial integrity of the Corporation, shall prepare the budget, financial plans and financial statements and reports for the Corporation and shall monitor the financial performance of the Corporation and its subsidiaries. The Chief Financial Officer shall perform all such duties as are incident to the office of the Chief Financial Officer or as determined by the Board, the Chief Executive Officer or the President.

               Section 3.5 Treasurer. The Treasurer will have charge and custody of and be responsible for all funds and securities of the corporation. The Treasurer will deposit all such funds in the name of the corporation in the depositories or invest them in the investments designated or approved by the Board, and will authorize disbursement of the funds of the corporation in payment of just demands against the corporation or as may be determined by the Board on securing proper vouchers. The Treasurer will render to the Board from time to time, as may be required, an account of all transactions as Treasurer, as well as perform other such duties as are incident to the Office of the Treasurer or as determined by the Board, the Chief Executive Officer or the President.

               Section 3.6 Secretary. The Secretary of the Corporation shall attend all meetings of the stockholders and all meetings of the Board and record all the proceedings of the meetings of the stockholders and of the Board in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board and shall keep in safe custody the seal of the Corporation and, when authorized by the Board, affix the same to any instrument requiring it. The Secretary shall perform all such other duties as are incident to the office of Secretary or as determined by the Board, the Chief Executive Officer, or the President.

         Section 4. Removal of Officers. Any officer of the Corporation may be removed from office, with or without cause, by a vote of a majority of the Board.

         Section 5. Resignation. Any officer of the Corporation may resign at any time. Such resignation shall be in writing and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the Chief Executive Officer or Secretary. The acceptance of a resignation shall not be necessary in order to make it effective, unless so specified therein.

         Section 6. Filling of Vacancies. A vacancy in any office shall be filled by the Board or by the authority appointing the predecessor in such office.

         Section 7. Compensation. The compensation of the officers shall be fixed by the Board, or by any committee upon whom power in that regard may be conferred by the Board.

                                   ARTICLE VI
                                  CAPITAL STOCK

         Section 1. Issue of Certificates of Stock. Certificates of capital stock shall be in such form as shall be approved by the Board. They shall be numbered in the order of their issue and shall be signed by the (i) the Chief Executive Officer and (ii) the Secretary or any Assistant Secretary and the seal of the Corporation or a facsimile thereof shall be impressed or affixed or reproduced thereon. Where such certificates are signed by a transfer agent or an assistant transfer agent or by a transfer clerk acting on behalf of the Corporation and a registrar, the signature of any such Chief Executive Officer, Secretary or Assistant Secretary, may be a facsimile. In case any officer transfer agent or registrar who signed, or whose facsimile signature has been placed on a certificate, shall have ceased to be an officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation, with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

         Section 2. Registration and Transfer of Shares. The name of each person owning a share of the capital stock of the Corporation shall be entered on the books of the Corporation together with the number of shares held by him, the numbers of the certificates covering such shares and the dates of issue of such certificates. The shares of stock of the Corporation shall be transferable on the books of the Corporation by the holders thereof in person, or by their duly authorized attorneys or legal representatives, on surrender and cancellation of certificates for a like number of shares, accompanied by an assignment or power of transfer endorsed thereon or attached thereto, duly executed, and with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require. A record shall be made of each transfer.

         The Board may make other and further rules and regulations concerning the transfer and registration of certificates for stock and may appoint a transfer agent or registrar or both and may require all certificates of stock to bear the signature of either or both.

         Section 3. Lost, Destroyed and Mutilated Certificates. The holder of any stock of the Corporation shall immediately notify the Corporation of any loss, theft, destruction or mutilation of the certificates therefor. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it alleged to have been lost, stolen or destroyed, and the Board may, in its discretion, require the owner of the lost, stolen or destroyed certificate, or his legal representatives, to give the Corporation a bond, in such sum not exceeding double the value of the stock and with such surety or sureties as they may require, to indemnify it against any claim that may be made against it by reason of the issue of such new certificate and against all other liability in the premises, or may remit such owner to such remedy or remedies as he may have under the laws of the State of Delaware.

                                   ARTICLE VII
                            DIVIDENDS, SURPLUS, ETC.

         The Board shall have power to fix and vary the amount to be set aside or reserved as working capital of the Corporation, or as reserves, or for other proper purposes of the Corporation, and, subject to the requirements of the Certificate of Incorporation, to determine whether any, if any, part of the surplus or net profits of the Corporation shall be declared as dividends and paid to the stockholders, and to fix the date or dates for the payment of dividends.

                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS.

         Section 1. Fiscal Year. The fiscal year of the Corporation shall commence on the 1st day of January and end on the 31st day of January in each year.

         Section 2. Corporate Seal. The corporate seal shall be in such form as approved by the Board and may be altered at their pleasure. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

         Section 3. Notices. Except as otherwise expressly provided, any notice required by these Bylaws to be given shall be sufficient if deposited in the mail, postage prepaid, addressed to the person entitled thereto at his address, as the same appears upon the books of the Corporation, or by telegraphing or cabling the same to such person at such addresses; and such notice shall be deemed to be given at the time it is mailed, telegraphed or cabled.

         Section 4. Waiver of Notice. Any stockholder or director may at any time, by writing or by telegraph or by cable, waive any notice required to be given under these Bylaws, and if any stockholder or director shall be present at any meeting for any purpose other than objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened, his presence shall constitute a waiver of such notice.

         Section 5. Checks, Drafts, etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents of the Corporation, and in such manner, as shall from time to time be designated by resolution of the Board.

         Section 6. Deposits. All funds of the Corporation shall be deposited from time to time to the credit of the Corporation in such bank or banks, trust companies or other depositories as the Board may select, and, for the purpose of such deposit, checks, drafts, warrants and other orders for the payment of money which are payable to the order of the Corporation, may be endorsed for deposit, assigned and delivered by any officer of the Corporation, or by such agents of the Corporation as the Board or the Chief Executive Officer may authorize for that purpose.

         Section 7. Voting Stock of Other Corporations. Except as otherwise ordered by the Board or the Executive Committee, the Chief Executive Officer shall have full power and authority on behalf of the Corporation to attend and to act and to vote at any meeting of the stockholders of any corporation of which the Corporation is a stockholder and to execute a proxy to any other person to represent the Corporation at any such meeting, and at any such meeting the Chief Executive Officer or the holder of any such proxy, as the case may be, shall possess and may exercise any and all rights and powers incident to ownership of such stock and which, as owner thereof, the Corporation might have possessed and exercised if present. The Board or the Executive Committee may from time to time confer like powers upon any other person or persons.

         Section 8. Indemnification of Officers and Directors. The Corporation shall indemnify any and all of its directors or officers, including former directors or officers, and any employee, who shall serve as an officer or director of any corporation at the request of this Corporation, to the fullest extent permitted under and in accordance with the laws of the State of Delaware, and shall pay expenses in advance related to such indemnification to the fullest extent permitted under and in accordance with the laws of the State of Delaware.

                                   ARTICLE IX
                               AMENDMENT OF BYLAWS

         The Board shall have the power to make, rescind, alter, amend and repeal these Bylaws, provided, however, that the stockholders shall have power to rescind, alter, amend or repeal any Bylaws made by the Board, and to enact Bylaws which if so expressed shall not be rescinded, altered, amended or repealed by the Board. No change of the time or place for the annual meeting of the stockholders for the election of directors shall be made except in accordance with the laws of the State of Delaware.

Adopted by the Board on ___________  ____, 2002.


                                           ---------------------------------
                                           Donald James MacKenzie, Secretary

                                                                       EXHIBIT D

                            The 2001 Florida Statutes

                                   Title XXXVI
                       BUSINESS ORGANIZATIONS Chapter 607

607.1301 Dissenters' rights; definitions.--The following definitions apply to ss. 607.1302 and 607.1320:

       (1) "Corporation" means the issuer of the shares held by a dissenting shareholder before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.

       (2) "Fair value," with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

       (3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to s. 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

History -- s. 118, ch. 89-154.

                                     * * * *

607.1302  Right of shareholders to dissent.--

       (1) Any shareholder of a corporation has the right to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

              (a) Consummation of a plan of merger to which the corporation is a party:

                  1. f the shareholder is entitled to vote on the merger, or

                  2. If the corporation is a subsidiary that is merged with its parent under s. 607.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of s. 607.1104;

              (b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to s. 607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

              (c) As provided in s. 607.0902(11), the approval of a control-share acquisition;

              (d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;

              (e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

                    1. Altering or abolishing any preemptive rights attached to any of his or her shares;

                    2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

                    3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

                    4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

                    5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

                    6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

                    7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation; or

              (f) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his or her shares.

       (2) A shareholder dissenting from any amendment specified in paragraph
(1)(e) has the right to dissent only as to those of his or her shares which are adversely affected by the amendment.

       (3) A shareholder may dissent as to less than all the shares registered in his or her name. In that event, the shareholder's rights shall be determined as if the shares as to which he or she has dissented and his or her other shares were registered in the names of different shareholders.

       (4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 shareholders.

       (5) A shareholder entitled to dissent and obtain payment for his or her shares under this section may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

History -- s. 119, ch. 89-154; s. 5, ch. 94-327; s. 31, ch. 97-102.

                                     * * * *

607.1320  Procedure for exercise of dissenters' rights.--

       (1) (a) If a proposed corporate action creating dissenters' rights under
s. 607.1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of ss. 607.1301, 607.1302, and
607.1320. A shareholder who wishes to assert dissenters' rights shall:

                    1. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for his or her shares if the proposed action is effectuated, and

                    2. Not vote his or her shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.

              (b) If proposed corporate action creating dissenters' rights under
s. 607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of ss. 607.1301, 607.1302, and 607.1320 to each shareholder simultaneously with any request for the shareholder's written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.

       (2) Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his or her shares pursuant to paragraph (1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in writing to, the proposed action.

       (3) Within 20 days after the giving of notice to him or her, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating the shareholder's name and address, the number, classes, and series of shares as to which he or she dissents, and a demand for payment of the fair value of his or her shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his or her certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.

       (4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his or her shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his or her shares shall cease, and the shareholder shall be reinstated to have all his or her rights as a shareholder as of the filing of his or her notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

              (a) Such demand is withdrawn as provided in this section;

              (b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;

              (c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or

              (d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.

       (5) Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:

              (a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and

              (b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period, for the portion thereof during which it was in existence.

       (6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his or her shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

       (7) If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his or her shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him or her within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

       (8) The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.

       (9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

       (10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

History -- s. 120, ch. 89-154; s. 35, ch. 93-281; s. 32, ch. 97-102.

                             emailthatpays.com, Inc.

                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned, revoking all previous proxies, hereby appoints Daniel Hunter, Donald James MacKenzie and Brian Cobbe, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on this proxy, all shares of common stock of emailthatpays.com, Inc. (the "Company") held of record by the undersigned on April 8, 2002 at the Annual Meeting of Stockholders to be held on May 2, 2002 and any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES.



Dear Stockholder:

         Please take note of the important information enclosed with this proxy. There are a number of issues related to the operation of the Company that require your immediate attention.

         Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

         Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card and return your proxy in the enclosed postage paid envelope.

Thank you in advance for your prompt consideration of these matters.

                                   Sincerely,


                                   emailthatpays.com, Inc.

[ X ]  Please mark votes as in this example

         (1)      Election of directors.  Nominees:
                           Daniel Hunter,
                           Donald James MacKenzie,
                           Brian Cobbe

                  [  ]     FOR all nominees for director named above.

                  [  ]     WITHHOLD AUTHORITY to vote for all nominees for
                           director named above.

                  [  ]     FOR all nominees for director named above, except
                           WITHHOLD AUTHORITY to vote for the nominee(s) whose name(s) is (are) lined through

         (2)      To ratify the selection of KPMG as independent auditors.

                  [  ] FOR          [  ] AGAINST    [  ] ABSTAIN

         (3) To approve the merger of the Company with and into Forge, Inc. a wholly-owned Delaware subsidiary of the Company, the effect of which will be to:

                  o change the Company's name from emailthatpays.com, Inc. to Forge, Inc.;

                  o change the Company's state of incorporation from Florida to Delaware; and

                  o effect a reverse stock split of the Company's outstanding common stock by setting an exchange ratio, as determined by the Company's Board of Directors, in the merger of up to 20 shares of the Company's common stock for one share of Forge, Inc.'s common stock.

                  [  ] FOR          [  ] AGAINST    [  ] ABSTAIN

         (4) In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.

                  [  ] FOR          [  ] AGAINST    [  ] ABSTAIN


NOTE ADDRESS CHANGE HERE:

-----------------------------------------
                  Name

-----------------------------------------
             Street Address

-----------------------------------------
 City      State    Country      Zip Code

Please sign exactly as name appears hereon. Joint owners should each sign. Executors, trustees, guardians or other administrators, fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

Signature:  ____________________    Date:  _____________

Signature:  ____________________    Date:  _____________